OPERATING AGREEMENT

                                    OF

                                AIR 41 LLC





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                             TABLE OF CONTENTS


     Section 1.1. General
     Section 1.2. Certain Definitions
ARTICLE II:  THE COMPANY
     Section 2.1a Formation
     Section 2.2a Name
     Section 2.3a Purposes
     Section 2.4a Principal Place of Business
     Section 2.5a Term
     Section 2.6a Filings; Agent for Service of Process
     Section 2.7a Title to Property
     Section 2.8a Payments of Individual Obligations
     Section 2.9a Independent Activities
ARTICLE III:  CAPITAL CONTRIBUTIONS
     Section 3.1a Initial Capital Contributions
     Section 3.2a Additional Capital Contributions
     Section 3.3a Aircraft Loan Capital Contribution
ARTICLE IV:  ALLOCATIONS OF PROFIT AND LOSS
     Section 4.1a Profits
     Section 4.2a Losses
     Section 4.3a Special Allocations
     Section 4.4a Curative Allocations
     Section 4.5a Loss Limitation
     Section 4.6a Other Allocation Rules
     Section 4.7a Code Section 704(c) Tax Allocations
ARTICLE V:  DISTRIBUTIONS
     Section 5.1a Definitions
     Section 5.2a Distribution of Net Operating Cash Flow
     Section 5.3a Distribution of Capital Proceeds
     Section 5.4a Amounts Withheld
     Section 5.5a Limitations on Distributions
ARTICLE VI:  MANAGEMENT
     Section 6.1a Managers; Management Committee
     Section 6.2a Meetings of the Management Committee
     Section 6.3a Management Committee Powers
   (a) GENERAL
   (b) OFFICERS
               Section 6.4a Duties and Obligations of the Management
          Committee
     Section 6.5. Reimbursements
     Section 6.6. Indemnification of the Managers
     Section 6.8. Manager Liability
ARTICLE VII:  ROLE OF MEMBERS
     Section 7.1. Rights or Powers
     Section 7.2. Voting Rights
     Section 7.3. Meetings of the Members
     Section 7.4. Unanimous Consents Required
     Section 7.5. Return on or of Capital Contributions
     Section 7.6. Member Compensation
     Section 7.7. Member Liability
     Section 7.8. Partition
     Section 7.9. Transactions Between a Member and the Company
     Section 7.10. Covenant to Perform
     Section 7.11. Confidentiality and Public Relations
ARTICLE VIII:  REPRESENTATIONS AND WARRANTIES
     Section 8.1. Survival
     Section 8.2. Representations and Warranties
ARTICLE IX:  ACCOUNTING, BOOKS AND RECORDS
     Section 9.1. Books and Records; Accounting
     Section 9.2. Reports
     Section 9.3. Annual Budgets
     Section 9.4. Tax Matters
ARTICLE X:  TRANSFERS
     Section 10.1. Restrictions on Transfers
     Section 10.2. Permitted Transfers
     Section 10.3. Other Transfers
     Section 10.4. Conditions to Transfers
     Section 10.5. Purchase Rights
     Section 10.6. Approvals
     Section 10.7. Prohibited Transfers
     Section 10.8. Covenants and Representations
     Section 10.9. Distributions and Allocations in Respect of
          Transferred Units
ARTICLE XI:  DISSOLUTION AND WINDING UP
     Section 11.1. Dissolution Events
     Section 11.2. Winding Up
     Section 11.3. Compliance With Certain Regulations; Deficit
          Capital Accounts
     Section 11.4. Deemed Contribution and Distribution
     Section 11.5. Rights of Members
     Section 11.6. Notice of Dissolution/Termination
     Section 11.7. Allocations During Period of Liquidation
     Section 11.8. Character of Liquidating Distributions
     Section 11.9. The Liquidator
ARTICLE XII:  DISPUTE RESOLUTION
     Section 12.1. General Provisions
     Section 12.2. Consideration by Senior Executives
     Section 12.3. Arbitration
ARTICLE XIII:  MISCELLANEOUS
     Section 13.1. Notices
     Section 13.2. Binding Effect; Assignment
     Section 13.3. Entire Agreement
     Section 13.4. Waiver
     Section 13.5. Interpretation
     Section 13.6. Severability
     Section 13.7. Governing Law
     Section 13.8. Counterpart Execution
     Section 13.9. Specific Performance



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




                            OPERATING AGREEMENT
                                    OF
                                AIR 41 LLC


     THIS LIMITED LIABILITY COMPANY OPERATING AGREEMENT, dated as of September 9, 1998 (the "AGREEMENT"), by and between AIRCORP, INC., a Texas corporation ("AIRCORP"), and INTERNATIONAL AIRLINE SUPPORT GROUP, INC., a Delaware company ("IASG").

     WHEREAS, AirCorp and IASG desire to set forth their agreement concerning the operations of Air 41 LLC (the "COMPANY") and certain other matters set forth herein.

     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and undertakings of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as of the date hereof as follows:

   ****ARTII. :  GENERAL; CERTAIN DEFINITIONSARTICLE I  GENERAL; CERTAIN
                                DEFINITIONS
ARTICLE
     ARTICLE SECTION 1.1. GENERALSection 1.1. General . References in this Agreement to "Articles", "Sections", "Exhibits" and "Schedules" are to articles, sections, exhibits and schedules herein and hereto unless otherwise indicated. Unless otherwise set forth herein, references in this Agreement to any document, instrument or agreement (including, without limitation, this Agreement) (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified or supplemented from time to time in accordance with its terms and in effect at any given time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural.
ARTICLE
     ARTICLE   SECTION   1.2.  CERTAIN  DEFINITIONSSection   1.2.   Certain
Definitions .
ARTICLE
     ARTICLE "ACT" means the Delaware Limited Liability Company Act, 6 Del.
C. <section>18-101, ET SEQ., as amended from time to time (or any corresponding provisions of succeeding law).
ARTICLE
     ARTICLE "ADDITIONAL CAPITAL CONTRIBUTIONS" means, with respect to each Member, the Capital Contributions made by such Member pursuant to Sections 3.2 and 3.3.
ARTICLE
     ARTICLE "ADJUSTED CAPITAL ACCOUNT DEFICIT" means, with respect to any Member, the deficit balance, if any, in such Member's Capital Account as of the end of the relevant Allocation Year after giving effect to the following adjustments:
ARTICLE
          ARTICLE (i) credit to such Capital Account any amounts that such Member is deemed to be obligated to restore pursuant to the penultimate sentences in Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and
ARTICLE
ARTICLE (ii) debit  to such Capital Account the items described in Sections
     1.704-1(b)(2)(ii)(D)(4),     1.704-1(b)(2)(ii)(D)(5)     and    1.704-
     1(b)(2)(ii)(D)(6) of the Regulations.
ARTICLE
ARTICLE This definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(D) of the Regulations and shall be interpreted consistently therewith.
ARTICLE
     ARTICLE "AFFILIATE" means, with respect to a given Member, (i) any other Person directly or indirectly holding any beneficial interest in such Member; or (ii) any other Person directly or indirectly controlling, controlled by, or under common control with such Member; or (iii) any past or present officer, director, employee, stockholder, member, partner or beneficial owner of any Person referred to in the foregoing clauses (i) or
(ii); or (iv) any Person controlling, controlled by, or under common control with any Person referred to in the foregoing clauses (i), (ii) or
(iii).
ARTICLE
     ARTICLE "AGREEMENT" means this Limited Liability Company Operating Agreement, as amended, modified, supplemented or restated from time to time.
ARTICLE
     ARTICLE "AIRCRAFT" means individually or collectively the twenty (20) McDonnell Douglas DC-9-41 aircraft acquired from Scandinavian Airlines System Denmark-Norway-Sweden, a consortium organized under the laws of Denmark, Norway and Sweden with its principal office at S-195 87 Stockholm, Sweden, pursuant to that certain Aircraft Purchase Agreement, to be executed September 10, 1998, including the airframe and the Engines and all appliances, accessories, instruments, components and other items of equipment and all replacements, renewals and additions made to the foregoing in accordance with the Aircraft Purchase Agreement. Where the context permits, references to "the Aircraft" shall include the Manuals and Technical Records and shall, unless otherwise provided herein, mean the Aircraft as a whole and any part thereof.
ARTICLE
     ARTICLE "AIRCRAFT LOAN CAPITAL CONTRIBUTION" has the meaning set forth in Section 3.3.
ARTICLE
     ARTICLE "ALLOCATION YEAR" means (i) the period commencing on the Closing Date and ending on December 31, 1998, (ii) any subsequent twelve-month period commencing on January 1 and ending on December 31 or
(iii) any portion of the period described in clauses (i) or (ii) of this definition for which the Company is required to allocate Profits, Losses and other items of income, gain, loss or deduction pursuant to Article IV. ARTICLE
     ARTICLE "ANNUAL BUDGETS" means the Annual Capital Budget and the Annual Operating Budget.
ARTICLE
     ARTICLE "ANNUAL CAPITAL BUDGET"  has  the meaning set forth in Section
9.3(a).
ARTICLE
     ARTICLE "ANNUAL OPERATING BUDGET" has the meaning set forth in Section 9.3(a).
ARTICLE
     ARTICLE "APPLICABLE LAW" means any statute, law, ordinance, rule, regulation or judicial decision of any Government Authority that governs the relevant matter, transaction or conduct.
ARTICLE
     ARTICLE "BUSINESS DAYS" means Monday through Friday, excluding federal holidays that fall on those days.
     ARTICLE "BUYING PARTY" has the meaning set forth in Section 10.5(a).
ARTICLE
     ARTICLE "CAPITAL ACCOUNT" means, with respect to any Member, the capital account maintained for such Member in accordance with the following provisions:
ARTICLE
          ARTICLE (i) To each Member's Capital Account there shall be credited (a) such Member's Capital Contributions, (b) such Member's distributive share of Profits and any items in the nature of income or gain that are specially allocated pursuant to Section 4.3 or 4.4 and
     (c) the amount of any liabilities of the Company assumed by such Member or secured by any Property distributed to such Member. The principal amount of a promissory note that is not readily traded on an established securities market and that is contributed to the Company by the maker of the note (or a Member related to the maker of the note within the meaning of Section 1.704-1(b)(2)(ii)(C) of the Regulations) shall not be included in the Capital Account of any Member until the Company makes a taxable disposition of the note or until (and to the extent) principal payments are made on the note, all in accordance with Section 1.704-1(b)(2)(iv)(D)(2) of the Regulations;
ARTICLE
          ARTICLE (ii) To each Member's Capital Account there shall be debited (a) the amount of money and the Gross Asset Value of any Property distributed to such Member pursuant to any provision of this Agreement, (b) such Member's distributive share of Losses and any items in the nature of expenses or losses that are specially allocated pursuant to Section 4.3 or 4.4 and (c) the amount of any liabilities of such Member assumed by the Company or secured by any Property contributed by such Member to the Company;
ARTICLE
          ARTICLE (iii) In the event ownership of Units is transferred in accordance with the terms of this Agreement, the transferee of such Units shall succeed to the Capital Account of the transferor of such Units to the extent such Capital Account relates to the transferred Units; and
ARTICLE
          ARTICLE (iv) In determining the amount of any liability for purposes of clauses (i) and (ii) of this definition there shall be taken into account Section 752(c) of the Code and any other applicable provisions of the Code and the Regulations.
ARTICLE
     ARTICLE The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Section 1.704-1(b) of the Regulations and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Management Committee shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities secured by contributed or distributed Property or assumed by the Company or any Members), are computed in order to comply with such Regulations, the Management Committee may make such modification, PROVIDED that such modification is not likely to have a material effect on the amounts distributed to any Person pursuant to Article XI upon the dissolution of the Company. The Management Committee also shall (a) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Members and the amount of capital reflected on the Company's balance sheet, as computed for book purposes, in accordance with
Section 1.704-1(b)(2)(iv)(Q) of the Regulations and (b) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Section 1.704-1(b) of the Regulations.
ARTICLE
     ARTICLE "CAPITAL CONTRIBUTIONS" means, with respect to any Member, the amount of money and the initial Gross Asset Value of any Property (other than money) contributed to the Company with respect to the Units held or purchased by such Member, including, without limitation, Additional Capital Contributions. To the extent that any Member incurs an expense that is subsequently reimbursed by the Company, such amount shall not at any time be construed or treated as a Capital Contribution.
ARTICLE
     ARTICLE "CAPITAL PROCEEDS" has the meaning set forth in Section 5.1.
ARTICLE
     ARTICLE "CAPITAL TRANSACTION" has the meaning  set  forth  in  Section
5.1.
ARTICLE
     ARTICLE "CERTIFICATE" means the certificate of formation filed with the Office of the Secretary of State of the State of Delaware pursuant to the Act to form the Company, as originally executed and amended, modified, supplemented or restated from time to time, as the context requires. ARTICLE
     ARTICLE "CERTIFICATE OF CANCELLATION" means a certificate filed in accordance with 6 Del. C.<section> 18-203.
ARTICLE
     ARTICLE "CHIEF EXECUTIVE OFFICER" means the Chief Executive Officer of the Company, including any interim Chief Executive Officer.
ARTICLE
     ARTICLE "CODE" means the Internal Revenue Code of 1986, as amended. All references to provisions of the Code or to any Regulations promulgated thereunder shall be deemed to include any successor provisions thereto. ARTICLE
     ARTICLE "COMPANY" means Air 41 LLC.
ARTICLE
     ARTICLE "CLOSING DATE" means September 9, 1998, the first date this Agreement has been executed by both IASG and AirCorp.
ARTICLE
     ARTICLE "DEBT" means, with respect to the Company, (i) any indebtedness for borrowed money or the deferred purchase price of Property as evidenced by notes, bonds or other instruments, (ii) obligations as lessee under capital leases, (iii) obligations secured by any Lien existing on any asset owned or held (whether or not the Company has assumed or become liable for the obligations secured thereby), (iv) any obligation under any interest rate swap agreement, (v) accounts payable and (vi) obligations under direct or indirect guarantees of (including, but not limited to, obligations (contingent or otherwise) to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii), (iv) and (v) of this definition, PROVIDED that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company's business and are not delinquent or are being contested in good faith by appropriate proceedings.
ARTICLE
     ARTICLE "DEFAULTER"has the meaning set forth in Section 3.3.
ARTICLE
     ARTICLE "DEPRECIATION" means, for each Allocation Year, an amount equal to the aggregate depreciation, amortization or other cost recovery deduction allowable with respect to the assets owned by the Company (including, but not limited to, such assets contributed to the Company by AirCorp and IASG), except that if the Gross Asset Value of such an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Allocation Year, Depreciation therefor shall be an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such Allocation Year bears to such beginning adjusted tax basis; PROVIDED, HOWEVER, that if the adjusted basis for federal income tax purposes of such an asset at the beginning of such Allocation Year is zero
(0), Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Management Committee.
ARTICLE
     ARTICLE   "DISSOLUTION   EVENT"   has  the  meaning   set   forth   in
Section 11.1(a).
ARTICLE
     ARTICLE "ENGINE(S)" means the two (2) Pratt & Whitney JT8D-11 engines installed on each Aircraft at the time of delivery or any other engines installed on the Aircraft which become the property of the Company or which having been removed therefrom remain the property of the Company, together with all equipment and accessories from time to time belonging to, installed in or appurtenant to such engines.
ARTICLE
     ARTICLE  "EQUITY  INTEREST"  has  the  meaning  set  forth  in Section
10.5(b).
ARTICLE
     ARTICLE  "EXERCISE  NOTICE"  has  the  meaning  set  forth  in Section
10.5(b).
ARTICLE
     ARTICLE  "EXERCISE  NOTICE  DATE" has the meaning set forth in Section
10.5(b).
ARTICLE
     ARTICLE "FINAL FISCAL YEAR" means, with respect to the Company, the period commencing on January 1 of the calendar year in which the last of the Property is distributed to the Members pursuant to Article XI and ending on the date on which such final distribution is made.
ARTICLE
     ARTICLE "FISCAL QUARTER" means, with respect to the Company, (i) the period commencing on the Closing Date and ending on September 30, (ii) any subsequent three-month period commencing on each of January 1, April 1, July 1, and October 1 and ending on the last date before the next such date and (iii) the period commencing on the last to occur of January 1, April 1, July 1 or October 1 in the Final Fiscal Year and ending on the final day of the Final Fiscal Year.
ARTICLE
     ARTICLE "FISCAL YEAR" means, with respect to the Company, (i) the period commencing on the Closing Date and ending on December 31, (ii) any subsequent twelve-month period commencing on January 1 and ending on December 31 and (iii) the Final Fiscal Year.
ARTICLE
     ARTICLE "GOVERNMENTAL AUTHORITY" means any court, arbitrator, department, commission, board, bureau, agency, authority, instrumentality or other governmental body, whether federal, state, municipal, foreign or other.
     ARTICLE "GROSS ASSET VALUE" means, with respect to any asset, such asset's adjusted basis for federal income tax purposes, except as follows:
ARTICLE
     ARTICLE (i) the initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Management Committee;
ARTICLE
     ARTICLE (ii) the Gross Asset Values of all assets of the Company shall be adjusted to equal their respective gross fair market values (taking Section 7701(g) of the Code into account), as determined by the Management Committee as of the following times: (a) the acquisition of Units by any new or existing Member in exchange for more than a DE MINIMIS Capital Contribution; (b) the distribution by the Company to a Member of more than a DE MINIMIS amount of Property as consideration for Units; and (c) the liquidation of the Company within the meaning of Section 1.704-1(b)(2)(ii)(G) of the Regulations, PROVIDED that an adjustment described in clauses (a) and (b) of this paragraph shall be made only if the Management Committee reasonably determines that such adjustment is necessary to reflect the relative economic interests of the Members in the Company;
ARTICLE
     ARTICLE (iii) the Gross Asset Value of any item of assets of the Company distributed to any Member shall be adjusted to equal the gross fair market value (taking Section 7701(g) of the Code into account) of such asset on the date of distribution as determined by the Management Committee; and
ARTICLE
     ARTICLE (iv) the Gross Asset Values of assets of the Company shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Section 734(b) or 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Section 1.704-1(b)(2)(iv)(M) of the Regulations and clause (vi) of the definition of Profits and Losses or Section 4.3(c); PROVIDED, HOWEVER, that Gross Asset Values shall not be adjusted pursuant to this clause (iv) to the extent that an adjustment pursuant to clause (ii) of this definition is required in connection with a transaction that would otherwise result in an adjustment pursuant to this clause (iv).
ARTICLE
     ARTICLE If the Gross Asset Value of an asset has been determined or adjusted pursuant to clause (ii) or (iv) of this definition, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.
ARTICLE
     ARTICLE "INTERVENOR" has the meaning set forth in Section 3.3.
ARTICLE
     ARTICLE "ISSUANCE ITEMS" has the meaning set forth in Section 4.3(h).
ARTICLE
     ARTICLE "LENDER" means FINOVA Capital Corporation and its successors and assigns with respect to the Loan.
ARTICLE
     ARTICLE "LIEN" means a lien (statutory or otherwise), security interest, deed of trust, deed to secure debt, claim, charge, pledge, license, equity, option, conditional sales contract, easement, assessment, levy, covenant, condition, right of way, reservation, restriction, exception, limitation, charge or encumbrance of any nature whatsoever. ARTICLE
     ARTICLE "LIQUIDATION  PERIOD"  has  the  meaning  set forth in Section
11.7.
ARTICLE
     ARTICLE "LIQUIDATOR" means a Person appointed by the Management Committee to oversee the liquidation of the Company in accordance with the terms hereof.
ARTICLE
     ARTICLE "LOAN" shall mean the principal amount of the loan made by the Lender pursuant to the Loan Agreement and outstanding from time to time and due the Lender under the Loan Agreement.
ARTICLE
     ARTICLE "LOAN AGREEMENT" shall mean the Secured Loan Agreement between FINOVA Capital Corporation, as Lender, and AIR 41 LLC, as Borrower.
ARTICLE
     ARTICLE "LOAN DOCUMENTS" means the Loan Agreement and any and all other documents that are executed and delivered in connection with obtaining the Loan.
ARTICLE
     ARTICLE "LOSSES" has the meaning set forth in the definition of "PROFITS" and "LOSSES".
ARTICLE
     ARTICLE "MANAGEMENT COMMITTEE"  has  the  meaning set forth in Section
6.1(a).
ARTICLE
     ARTICLE "MANAGER" means any of the individuals designated by a Member in accordance with Article VI to serve on the Management Committee and "MANAGERS" means all of such individuals.
ARTICLE
     ARTICLE "MANUALS AND TECHNICAL RECORDS" means all such manuals, technical data, log books and other records pertaining to the Aircraft. ARTICLE
     ARTICLE "MEMBER" means, for the period such Person has not ceased to be a member of the Company, AirCorp, IASG or any permitted successor to their respective Units in accordance with Section 10.3, and "MEMBERS" means all of such Persons.
ARTICLE
     ARTICLE "MEMBER NONRECOURSE DEBT" has the meaning given the term "partner nonrecourse debt" in Section 1.704-2(b)(4) of the Regulations. ARTICLE
     ARTICLE "MEMBER NONRECOURSE DEBT MINIMUM GAIN" means an amount, with respect to each Member Nonrecourse Debt, equal to the Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.
ARTICLE
     ARTICLE "MEMBER NONRECOURSE DEDUCTIONS" has the meaning given the term "partner nonrecourse deductions" in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.
ARTICLE
     ARTICLE "MINIMUM GAIN" has the meaning given the term "partnership minimum gain" in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations. ARTICLE
     ARTICLE "NET OPERATING CASH FLOW" has the meaning set forth in Section
5.1.
ARTICLE
     ARTICLE "NONRECOURSE DEDUCTIONS" has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.
ARTICLE
     ARTICLE "NONRECOURSE LIABILITY" has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.
ARTICLE
     ARTICLE "PERCENTAGE INTEREST" means, with respect to any Member as of any date, the ratio (expressed as a percentage) of the number of Units held by such Member on such date to the aggregate Units held by all Members on such date. The initial Percentage Interest of each Member is set forth in
Section 3.1.
ARTICLE
     ARTICLE "PERSON" means an individual, partnership, joint venture, corporation, trust or other association or entity.
ARTICLE
     ARTICLE "PERMITTED TRANSFEREE"  has  the  meaning set forth in Section
10.2.
ARTICLE
     ARTICLE "PREFERRED RETURN" has the meaning set forth in Section 5.1.
ARTICLE
     ARTICLE "PROFITS" and "LOSSES" mean, for each Allocation Year, an amount equal to the Company's taxable income or loss for such Allocation Year, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments (without duplication):
ARTICLE
          ARTICLE (i) any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition shall be added to such taxable income or loss;
ARTICLE
          ARTICLE (ii) any expenditures of the Company described in Section 705(a)(2)(B) of the Code or treated as Code Section 705(a)(2)(B) expenditures pursuant to Section 1.704-1(b)(2)(iv)(I) of the Regulations, and not otherwise taken into account in computing Profits or Losses pursuant to this definition shall be subtracted from such taxable income or loss;
ARTICLE
          ARTICLE (iii) in the event the Gross Asset Value of any asset of the Company is adjusted pursuant to clauses (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if such adjustment increases the Gross Asset Value of such asset) or an item of loss (if such adjustment decreases the Gross Asset Value of such asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses;
          ARTICLE (iv) gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value;
ARTICLE
          ARTICLE (v) in lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Allocation Year;
ARTICLE
          ARTICLE (vi) to the extent an adjustment to the adjusted tax basis of any asset of the Company in accordance with Section 734(b) of the Code is required, pursuant to Section 1.704-(b)(2)(iv)(M)(4) of the Regulations, to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's interest in the Company, the amount of such adjustment shall be treated as an item of gain (if such adjustment increases the basis of such asset) or loss (if such adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and
ARTICLE
          ARTICLE (vii) notwithstanding any other provision of this definition, any items that are specially allocated pursuant to Section
     4.3  or 4.4 shall not be taken into account in  computing  Profits  or
     Losses.
ARTICLE
     ARTICLE The amounts of the items of income, gain, loss or deduction available to be specially allocated pursuant to Sections 4.3 and 4.4 shall be determined by applying rules analogous to those set forth in clauses (i) through (vi) of this definition.
ARTICLE
     ARTICLE "PROPERTY" means all real property and personal property acquired by the Company (including, without limitation, cash) and any improvements thereto, and shall include both tangible and intangible property.
ARTICLE
     ARTICLE "REGULATIONS" means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such Regulations are amended from time to time.
ARTICLE
     ARTICLE "REGULATORY ALLOCATIONS" has the  meaning set forth in Section
4.4.
ARTICLE
     ARTICLE "SELLING PARTY" has the meaning set forth in Section 10.5(a).
ARTICLE
     ARTICLE "SIGNIFICANT TRANSACTION" has the meaning set forth in Section
6.7.
ARTICLE
     ARTICLE  "TAX MATTERS MEMBER" has the meaning  set  forth  in  Section
9.4(a).
ARTICLE
     ARTICLE "TRANSFER" has the meaning set forth in Section 10.1(a).
ARTICLE
     ARTICLE "UNITS" means the ownership interest in the Company, which includes, but is not limited to, any and all benefits to which the holder of such Unit may be entitled as provided in this Agreement, together with all obligations with which such interest holder must comply in accordance with the terms and provisions of this Agreement. The number of initial Units of each Member is set forth in Section 3.1.
ARTICLE
     ARTICLE "UNPAID PREFERRED RETURN ACCOUNT" has the meaning set forth in
Section 5.1.
ARTICLE
     ARTICLE "WHOLLY OWNED AFFILIATE" of any Person means (i) an Affiliate of such Person one hundred percent (100%) of the voting stock or beneficial ownership of which is owned directly by such Person or by any Person that, directly or indirectly, owns one hundred percent (100%) of the voting stock or beneficial ownership of such Person, (ii) an Affiliate of such Person that, directly or indirectly, owns one hundred percent (100%) of the voting stock or beneficial ownership of such Person and (iii) any Person one hundred percent (100%) of the voting stock or beneficial ownership of which is owned directly by an Affiliate described in clause (i) or (ii) of this definition.
ARTICLE
****ARTII. :  THE COMPANYARTICLE II  THE COMPANY
ARTICLE
     ARTICLE SECTION 2.1A FORMATIONSection 2.1a Formation . The Company has been formed prior to the Closing Date as a limited liability company under and pursuant to the provisions of the Act. The fact that the Certificate is on file in the Office of the Secretary of State of the State of Delaware shall constitute notice that the Company is a limited liability company. Simultaneously with the execution of this Agreement, each of AirCorp and IASG shall be admitted as members of the Company. The rights and liabilities of the Members shall be as provided under the Act, the Certificate and this Agreement. The Certificate, as amended, presented to the Members prior to the Closing Date is hereby approved by the Members and all actions taken by the Company's counsel, King & Spalding, in connection with the formation of the Company are hereby ratified and approved by the Members. A copy of such Certificate is attached as Exhibit A hereto. ARTICLE
     ARTICLE SECTION 2.2A NAMESection 2.2a Name . All business of the Company shall be conducted in its name. The Management Committee may from time to time change the name of the Company upon ten (10) Business Days' prior written notice to the Members.
ARTICLE
     ARTICLE SECTION 2.3A PURPOSESSection 2.3a Purposes . Notwithstanding any other provision of this Agreement or any provision of law that otherwise so empowers the Company, the purposes for which the Company is organized are limited solely to (a) acquiring, owning, holding, leasing, maintaining, managing, financing, pledging, mortgaging, selling, transferring, exchanging and otherwise dealing with and exploiting the Aircraft, the Engines and the airframes, (b) obtaining the Loan, entering into the Loan Agreement and the other Loan Documents, and consummating the transactions contemplated by the Loan Documents, and (c) transacting any and all lawful business for which a limited liability company may be organized under the laws of the State of Delaware that is incident, necessary and appropriate to accomplish the foregoing.
ARTICLE
     ARTICLE SECTION 2.4A PRINCIPAL PLACE OF BUSINESSSection 2.4a Principal Place of Business . The principal place of business of the Company shall initially be 1954 Airport Road, Suite 200, Atlanta, Georgia, 30341. The registered office of the Company in the State of Delaware shall initially be at 1209 Orange Street, Newcastle County, Wilmington, Delaware 19801. The Management Committee may from time to time change the principal place of business or the registered office of the Company to any other place upon ten (10) Business Days' prior written notice to the Members.
ARTICLE
     ARTICLE SECTION 2.5A TERMSection 2.5a Term . The term of the Company shall commence on the date the Certificate is filed in the office of the Secretary of State of the State of Delaware in accordance with the Act and shall continue until the dissolution and the completion of the winding up and liquidation of the Company in accordance with Article XI.
ARTICLE
     ARTICLE SECTION 2.6A FILINGS; AGENT FOR SERVICE OF PROCESSSection 2.6a Filings; Agent for Service of Process .
ARTICLE
     *a)DELAWARE FILINGS. Subject to the terms hereof and Applicable Law, the Management Committee shall take any and all actions reasonably necessary to perfect and maintain the status of the Company as a limited liability company under the Applicable Laws of the State of Delaware, including, but not limited to, the preparation and filing of such documents, instruments and publications as may be required by Applicable Law.
(
     *b)OTHER FILINGS. The Members and the Management Committee shall execute and cause to be filed original or amended certificates and shall take any and all other actions as may be reasonably necessary to perfect and maintain the status of the Company as a limited liability company or its qualification to do business under the Applicable Laws of any other jurisdictions in which the Company engages in business.
(
     *c)AGENT FOR SERVICE OF PROCESS. The registered agent for service of process on the Company in the State of Delaware shall be the Corporation Trust Company or any successor as appointed by the Management Committee upon ten (10) Business Days' prior written notice to the Members.
(
     *d)CERTIFICATE OF CANCELLATION. Upon the dissolution and completion of the winding up and liquidation of the Company in accordance with Article XI, the Management Committee shall promptly execute and cause to be filed a Certificate of Cancellation in accordance with the Act and any similar filing under the Applicable Laws of any other jurisdiction in which the Management Committee deems such filing necessary or advisable.
(
     (SECTION 2.7A TITLE TO PROPERTYSection 2.7a Title to Property . All Property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such Property in such Member's name. At all times after the Closing Date, the Company shall hold title to all Property in the name of the Company and not in the name of any Member. Units shall be the personal property of the owner thereof for all purposes.
(
     (SECTION 2.8A PAYMENTS OF INDIVIDUAL OBLIGATIONSSection 2.8a Payments of Individual Obligations . The Company's credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be transferred or encumbered for, or in payment of, any individual obligation of any Member.
(
     (SECTION 2.9A INDEPENDENT ACTIVITIESSection 2.9a Independent Activities . Each Manager shall be required to devote such time to the affairs of the Company as may be necessary to fulfill such Manager's responsibilities and obligations hereunder and under the Act, and shall be free to serve any other Person or enterprise in any capacity that such Manager may deem appropriate in such Manager's discretion.
(
****ARTIII. :  CAPITAL CONTRIBUTIONSARTICLE III  CAPITAL CONTRIBUTIONS
ARTICLE
     ARTICLE SECTION 3.1A INITIAL CAPITAL CONTRIBUTIONSSection 3.1a Initial Capital Contributions . The name, address, initial Capital Contribution and initial Percentage Interest of each of the Members are as follows:
ARTICLE
ARTICLE

ARTICLE                                     ARTICLE      ARTICLE    ARTICLE
ARTICLE NAMES AND ADDRESSES                    ARTICLE     ARTICLE  ARTICLE
                                               INITIAL   PERCENTAGE INITIAL
                                               CAPITAL    INTEREST   UNITS
                                            CONTRIBUTION
                                            ARTICLE      ARTICLE    ARTICLE
ARTICLE AirCorp, Inc.                        ARTICLE $2    ARTICLE  ARTICLE
ARTICLE 3890 West Northwest Highway          million in      50%     2,000
ARTICLE Dallas, TX 75220                        cash
                                            ARTICLE      ARTICLE    ARTICLE
ARTICLE International Airline Support        ARTICLE $2    ARTICLE  ARTICLE
Group, Inc.                                  million in      50%     2,000
ARTICLE 1954 Airport Road, Suite 200            cash
ARTICLE Atlanta, GA 30341

ARTICLE
     ARTICLE  SECTION  3.2A ADDITIONAL  CAPITAL  CONTRIBUTIONSSection  3.2a
Additional Capital Contributions  .   Except  as  provided  in  Section 3.3
herein, the Members may make Additional Capital Contributions only with the written consent of all Members. Except as provided in Section 3.3 herein, the making of any Additional Capital Contribution shall not change the Percentage Interest and Units of each Member unless the Members unanimously agree otherwise.
ARTICLE
     ARTICLE SECTION 3.3A AIRCRAFT LOAN CAPITAL CONTRIBUTIONSection 3.3a Aircraft Loan Capital Contribution .
ARTICLE
     *a)GENERAL.   AirCorp  and  IASG shall each be obligated  to  make  an
Additional Capital Contribution in  accordance  with  the terms of the Loan
Documents  (the  "AIRCRAFT  LOAN CAPITAL CONTRIBUTION").   The  amount  and
nature of the Aircraft Loan Capital Contribution may vary from time to time, as provided for under the Loan Documents. At all times that the Aircraft Loan Capital Contribution is in effect, AirCorp and IASG shall
each  be  liable  for  one-half  ( 1/2 ) of such obligation.   In  lieu  of
contributing cash, AirCorp and IASG may contribute a letter of credit or other instrument, provided the Management Committee approves and provided
such  instrument  is permitted under the terms of the Loan Documents.   The
Aircraft Loan Capital Contribution shall specifically not include the "Limited Guarantee" provided by AirCorp under the Loan Documents.
(
     *b)UNITS.   As a result of the Aircraft Loan Capital Contribution, the
Company shall allocate an additional Units equal to (x) the amount of the Aircraft Loan Capital Contribution divided by (y) one thousand dollars ($1,000). The Company will allocate these additional Units to the Members in proportion to the respective shares of the Aircraft Loan Capital Contribution made or maintained by the Members as of any given date.
(
     *c)FAILURE OF MEMBER TO SATISFY ITS SHARE. If a Member, be it AirCorp or IASG (the "DEFAULTER"), fails, in whole or in part, to make or maintain its share of the Aircraft Loan Capital Contribution at any time that such obligation is in effect, then the other Member (the "INTERVENOR") shall have the rights described in this Section 3.3(c).
(
          *(1)The Intervenor shall have the right, at its sole discretion, to make and maintain all or a part of the portion of the Aircraft Loan Capital Contribution that the Defaulter failed to make or maintain.
(
          *(2)The Intervenor shall maintain a record of the costs and expenses incurred in exercising its rights under this Section 3.3(c),
     including,   without  limitation,  any  and  all  applicable  banking,
     accounting and legal fees, any interest expense (whether actual or a reasonable deemed interest expense), and actual cash contributions. The Intervenor shall provide a written summary of such costs and expenses to the Company and the Defaulter on a periodic basis. Such costs and expenses shall constitute a claim of the Intervenor against the Defaulter. Notwithstanding anything else in this Agreement, the Company shall offset the entire amount of any distributions to the Defaulter to satisfy such claim, until such time as the entire claim has been satisfied. The Intervenor shall also have all other remedies provided for under Applicable Law.
(
          *(3)On any day on which the Intervenor makes or maintains all or a part of the Defaulter's share of the Aircraft Loan Capital Contribution under this Section 3.3(c), the Company shall allocate the additional Units described in Section 3.3(b) in accordance with each Member's share of the Aircraft Loan Capital Contribution, after taking into account the Intervenor's exercise of its rights under this
     Section 3.3(c). The parties agree and acknowledge that except in the case where AirCorp and IASG make and maintain equal shares of the Aircraft Loan Capital Contribution, the Percentage Interests of such Members shall increase or decrease, as the case may be, to reflect the Company's allocation of additional Units, and the Intervenor may, as a result, be allocated a greater share than the Defaulter of the Company's Profit and Loss, and receive a greater distribution than the Defaulter of the Company's Net Operating Cash Flow (including the Preferred Return) and Capital Proceeds.
(
          *(4)At any time after the Intervenor's exercise of its rights under this Section 3.3(c), the Defaulter may provide notice to the Company and the Intervenor of its intention to make and maintain its full share of the Aircraft Loan Capital Contribution. The Defaulter shall be entitled to make and maintain the portion of its share of the Aircraft Loan Capital Contribution that it failed to make or maintain at such earlier time only after the Defaulter has reimbursed the Intervenor in cash the balance of any costs and expenses described in
     Section 3.3(c)(ii).   Upon  the  Defaulter  making and maintaining its
     full share of the Aircraft Loan Capital Contribution, the Company shall allocate the additional Units in accordance with Section 3.3(b), but in no event shall the Defaulter's reimbursement of costs and expenses be treated as a Capital Contribution by the Defaulter or a reduction in Capital Contributions with respect to the Intervenor.
(
****ARTIII. : ALLOCATIONS OF PROFIT AND LOSSARTICLE IV ALLOCATIONS OF PROFIT AND LOSS
ARTICLE
     ARTICLE SECTION 4.1A PROFITSSection 4.1a Profits . After giving effect to the special allocations set forth in Sections 4.3 and 4.4, Profits for any Allocation Year shall be allocated to each Member in proportion to such Member's Percentage Interest.
ARTICLE
     ARTICLE SECTION 4.2A LOSSESSection 4.2a Losses . After giving effect to the special allocations set forth in Sections 4.3 and 4.4 and subject to
Section 4.5, Losses for any Allocation Year shall be allocated to each Member in proportion to such Member's Percentage Interest.
ARTICLE
     ARTICLE   SECTION  4.3A  SPECIAL   ALLOCATIONSSection   4.3a   Special
Allocations . The following special allocations shall be made in the following order:
ARTICLE
     *a)MINIMUM GAIN CHARGEBACK. Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this
Article IV, if there is a net decrease in Minimum Gain during any Allocation Year, each Member shall be specially allocated items of income and gain for such Allocation Year (and, if necessary, subsequent Allocation Years) in an amount equal to such Member's share of the net decrease in Minimum Gain, determined in accordance with Section 1.704-2(g) of the
Regulations.   Allocations  pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined
in  accordance  with  Sections  1.704-2(f)(6)  and  1.704-2(j)(2)   of  the
Regulations.   This  Section  4.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistent therewith.
(
     *b)MEMBER  MINIMUM GAIN CHARGEBACK.  Except as otherwise  provided  in
Section  1.704-2(i)(4)   of  the  Regulations,  notwithstanding  any  other
provision of this Article IV, if there is a net decrease in the Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt during any Allocation Year, each Member who has a share of such Member Nonrecourse Debt Minimum Gain, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of income and gain for such Allocation Year (and, if necessary, subsequent Allocation Years) in an amount equal to such Member's share of the net decrease in such Member Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(4) of the Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 4.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistent therewith.
(
     *c)QUALIFIED INCOME  OFFSET.   In  the  event  any Member unexpectedly
receives any adjustments, allocations or distributions described in Section 1.704-1(b)(2)(ii)(D)(4), 1.704-1(b)(2)(ii)(D)(5) or 1.704-1(b)(2)(ii)(D)(6)
of the Regulations, items of income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of such Member as soon as possible, PROVIDED that an allocation pursuant to this Section 4.3(c) shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article IV have been tentatively made as if this Section 4.3(c) were not in this Agreement.
(
     *d)GROSS INCOME ALLOCATION. In the event any Member has a deficit Capital Account at the end of any Allocation Year that is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Member shall be specially allocated items of income and gain in the amount of such excess as quickly as possible, PROVIDED that an allocation pursuant to this Section 4.3(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Article IV have been made as if Section 4.3(c) and this Section 4.3(d) were not in this Agreement.
(
     *e)NONRECOURSE DEDUCTIONS. Nonrecourse Deductions for any Allocation Year shall be specially allocated to each Member in proportion to such Member's Percentage Interest.
(
     *f)MEMBER NONRECOURSE  DEDUCTIONS.   Any Member Nonrecourse Deductions
for any Allocation Year shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Section 1.704-2(i)(1) of the Regulations.
(
     *g)SECTION  754  ADJUSTMENTS.   To  the  extent  an  adjustment to the
adjusted tax basis of any asset of the Company pursuant to  Section  734(b)
or   743(b)   of   the   Code  is  required,  in  accordance  with  Section
1.704-1(b)(2)(iv)(M)(2) or  1.704-1(b)(2)(iv)(M)(4)  of the Regulations, to
be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of such Member's interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if such adjustment increases the basis of the asset) or loss (if such adjustment decreases such basis) and such gain or loss shall be specially allocated (i) to each Member in accordance with
such      Member's      Percentage      Interest      in      the     event
Section 1.704-1(b)(2)(iv)(M)(2) of the Regulations applies or (ii)  to  the
Member    to    whom    such   distribution   was   made   in   the   event
Section 1.704-1(b)(2)(iv)(M)(4) of the Regulations applies.
(
     *h)ALLOCATIONS RELATING TO TAXABLE ISSUANCE OF UNITS. Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Units by the Company to a Member (the "ISSUANCE ITEMS") shall be allocated among the Members so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Member shall be equal to the net amount that would have been allocated to each such Member if the Issuance Items had not been realized.
(
     (SECTION 4.4A CURATIVE ALLOCATIONSSection 4.4a Curative Allocations . The allocations set forth in Sections 4.3(a), (b), (c), (d), (e), (f), (g) and 4.5 (collectively, the "REGULATORY ALLOCATIONS") are intended to comply
with certain requirements of the Regulations.   It  is  the  intent  of the
Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of income, gain, loss or deduction pursuant to this
Section  4.4.   Therefore,  notwithstanding  any  other  provision  of this
Article IV (other than the Regulatory Allocations), the Management Committee shall make such offsetting special allocations of income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of this Agreement and all the Company items were allocated pursuant to Sections 4.1, 4.2 and 4.3(h).
(
     (SECTION 4.5A LOSS LIMITATIONSection 4.5a Loss Limitation . Losses allocated pursuant to Section 4.2 shall not exceed the maximum amount of Losses that can be allocated without causing any Member to have an Adjusted Capital Account Deficit at the end of any Allocation Year. In the event some but not all of the Members would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 4.2, Losses not allocable to any Member as a result of the limitation set forth in this Section 4.5 shall be allocated to the other Members in accordance with the positive balances in such Member's Capital Accounts so as to allocate the maximum permissible Losses to each Member under Section 1.704-1(b)(2)(ii)(D) of the Regulations.
(
     (SECTION 4.6A  OTHER  ALLOCATION  RULESSection  4.6a  Other Allocation
Rules .
(
     *i)PERIOD.   For  purposes of determining the Profits, Losses  or  any
other items allocable to any period, Profits, Losses and any such other items shall be determined on a daily, monthly or other basis as determined by the Management Committee using any permissible method under Section 706 of the Code and the Regulations thereunder.
(
     *j)REPORTING.   Each  of  the  Members  is  aware  of  the income  tax
consequences of the allocations made by this Article IV and shall be bound by the provisions of this Article IV in reporting such Member's share of the Company income and loss for income tax purposes.
(
     *k)EXCESS NONRECOURSE LIABILITIES. Solely for purposes of determining a Member's proportionate share of the "excess nonrecourse liabilities" of the Company within the meaning of Section 1.752-3(a)(3) of the Regulations, each Member's interest in the profits of the Company is in proportion to such Member's Percentage Interest.
(
     *l)NET CASH FLOW DISTRIBUTIONS. To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Management Committee shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Member Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Member.
(
     (SECTION  4.7A CODE SECTION 704(C) TAX  ALLOCATIONSSection  4.7a  Code
Section 704(c) Tax Allocations . In accordance with Section 704(c) of the Code and the Regulations thereunder, income, gain, loss and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such Property to the Company for federal income tax purposes and its initial Gross Asset Value using the remedial allocation method pursuant to the Regulations under
Section 704(c) of the Code.
(
     (In the event the Gross Asset Value of any asset of the Company is adjusted pursuant to clause (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Section 704(c) of the Code and the Regulations
thereunder.   Any elections or other decisions relating to such allocations shall be made by the Management Committee in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 4.7 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Profits, Losses, other items or distributions pursuant to any provision of this Agreement.
(
****ARTIIII. :  DISTRIBUTIONSARTICLE V  DISTRIBUTIONS
ARTICLE
     ARTICLE SECTION 5.1A DEFINITIONSSection 5.1a Definitions .
ARTICLE
     ARTICLE "CAPITAL PROCEEDS" means the gross receipts received by the Company or a Wholly Owned Affiliate from a Capital Transaction.
ARTICLE
     ARTICLE "CAPITAL TRANSACTION" means any transaction not in the ordinary course of business which results in the Company's receipt of cash or other consideration (exclusive of Capital Contributions), including without limitation, the sale, exchange, or other disposition of Property
not  in  the  ordinary  course  of   business,   financings,  refinancings,
condemnations,  recoveries of damage awards, and insurance  proceeds.   The
sale of Aircraft for cash or other property shall constitute a Capital Transaction.
ARTICLE
     ARTICLE "NET OPERATING CASH FLOW" means, with respect to a given period, the amount equal to the excess (if any) of (a) the gross cash
proceeds   of   the  Company  (not  including  any  proceeds   of   Capital
Transactions) for such period over (b) the portion thereof used during such period to pay or establish reserves for all the Company expenses, Debt payments, capital improvements, replacements and contingencies, all as determined by the Management Committee (including for this purpose any expenses incurred by AirCorp or IASG that are reimbursed by the Company). Net Operating Cash Flow shall not be reduced by depreciation, amortization, cost recovery deductions or similar allowances, but shall be increased by any reductions of reserves previously established pursuant to the first
sentence  of  this  definition.   If  any  maintenance reserves or security
deposits are held by the Company incident to a lease of Aircraft, such amounts shall not be treated as assets or income of the Company unless and until and only to the extent such amounts become property of the Company under the terms of the lease under which such amounts where delivered to the Company. Such reversion to the Company shall not be treated as a Capital Transaction and such amounts shall not be treated as Capital Proceeds.
ARTICLE
     ARTICLE "PREFERRED RETURN" means, with respect to a given period, the amount equal to five percent (5%) of all rental payments received by the Company with respect to leases of the Aircraft.
ARTICLE
     ARTICLE   "UNPAID   PREFERRED   RETURN  ACCOUNT"  means  that  account
maintained by the Company for AirCorp and IASG, computed as follows: (a) if the Net Operating Cash Flow of the Company for a given period is less than the Preferred Return for the same period, then the Unpaid Preferred Return Account for each Member shall be increased by an amount equal to the product of (x) such Member's Percentage Interest during such Period and (y) the total shortfall during such period; and (b) the balance of the Unpaid Preferred Return Account for each Member shall be decreased by the actual amount of any distributions to such Member pursuant to Section 5.2(b). Neither AirCorp nor IASG shall have any right to the balance of the Unpaid Preferred Return Account except as provided in this Article V.
ARTICLE
     ARTICLE SECTION  5.2A  DISTRIBUTION  OF NET OPERATING CASH FLOWSection
5.2a                                                   Distribution  of Net
Operating Cash Flow . The Net Operating Cash Flow shall be distributed, no more frequently than monthly, in the following order:
ARTICLE
     *a)FIRST, to AirCorp and IASG in proportion to their Percentage Interests and to the extent of the Preferred Return;
(
     *b) SECOND, to AirCorp and IASG in proportion to and to the extent of the balance of each such Member's Unpaid Preferred Return Account; and,
(
     *c)THIRD,  to  AirCorp  and  IASG,  in  proportion to their Percentage
Interests.
(
     (SECTION   5.3A   DISTRIBUTION   OF   CAPITAL   PROCEEDSSection   5.3a
Distribution of Capital Proceeds . Reasonably soon after the occurrence of a Capital Transaction, the Capital Proceeds arising from such Capital Transaction shall be distributed in the following order:
(
     *d)FIRST, to the payment of all Debts of the Company;
(
     *e)SECOND, to the payment of all expenses of the Company incident to the Capital Transaction;
(
     *f)THIRD, to the establishment of any reserves which the Management Committee deems necessary for Debts of the Company;
(
     *g)FOURTH, to AirCorp and IASG in proportion to and to the extent of their Capital Accounts; and,
(
     *h)FIFTH,  to  AirCorp  and  IASG  in  proportion  to their Percentage
Interests.
(
     (SECTION  5.4A  AMOUNTS WITHHELDSection 5.4a Amounts Withheld  .   The
Company is authorized to withhold from payments and distributions (or with respect to allocations) to the Members and to pay over to any Governmental Authority, any amounts required to be so withheld pursuant to the Code or any provisions of any other Applicable Law, and shall allocate any such withheld amounts to the Members based upon the amount of such payment,
distribution or allocation thereto.   All  amounts  so  withheld  shall  be
treated as amounts paid, distributed or allocated, as the case may be, to the Members with respect to such payment, distribution or allocation, as the case may be, for all purposes under this Agreement.
(
     (SECTION 5.5A LIMITATIONS ON DISTRIBUTIONSSection 5.5a Limitations on Distributions .
(
     *i)GENERAL. The Company shall make no distributions to the Members except (i) as provided in this Article V and Article XI or (ii) as otherwise agreed to by all of the Members.
(
     *j)INSOLVENCY. A Member may not receive a distribution from the Company to the extent that, after giving effect to the distribution, all liabilities of the Company, other than liabilities to Members on account of their Capital Contributions, would exceed the fair value of the Company's assets.
(
****ARTIIV. :  MANAGEMENTARTICLE VI  MANAGEMENT
ARTICLE
     ARTICLE  SECTION  6.1A  MANAGERS;  MANAGEMENT   COMMITTEESection  6.1a
Managers; Management Committee .
ARTICLE
     *a)MANAGEMENT  COMMITTEE.   The  management  of the Company  shall  be
vested in the committee of Managers designated by the Members as provided in this Section 6.1 (the "MANAGEMENT COMMITTEE").
(
     *b)NUMBER AND DESIGNATION. The Management Committee shall consist of four (4) Managers of which each of AirCorp and IASG has the right to designate two (2) Managers. Each of AirCorp and IASG hereby designate the individuals identified on Exhibit B as Managers of the Company until their successors are designated, each such Manager being deemed designated by the Member set forth opposite such Manager indicated on Exhibit B. Other than with respect to the initial Managers listed on Exhibit B, each Member shall designate its Managers by delivering to the Company its written statement designating its Managers and setting forth the business address and telephone number of such Managers. A Manager shall remain a member of the Management Committee until removed by the Member designating such Manager in accordance with Section 6.1(c). Any Manager shall be free to designate an alternate to serve in his or her place.
(
     *c)REMOVAL. Each Member shall have the right, in its sole discretion, to cause the removal at any time, with or without cause, of the Managers that such Member has previously designated. Such removal shall be effected by such Member delivering written notice to the Company of such removal. Such notice shall also designate the individual who shall fill the position of the removed Manager, which designation shall be effected immediately following such removal.
(
     *d)VACANCY. If, as the result of death, disability, retirement or resignation, there shall exist or occur any vacancy on the Management Committee, the Member entitled to designate such former Manager shall
promptly   following   the  creation  of  such  vacancy  designate  another
individual to be the successor of such former Manager.
(
     *e)VOTING; QUORUM.   Each  Manager shall have one (1) vote.  Except as
otherwise provided in this Agreement or required by Applicable Law, all actions of the Management Committee and all subcommittees thereof shall be taken in accordance with the terms hereof and shall require the affirmative vote of the majority of the entire Management Committee or entire subcommittee thereof at a duly called and convened meeting at which quorum is present. The presence in person or by proxy of not less than a majority of the entire Management Committee shall constitute a quorum for the transaction of business by the Management Committee. The presence in person or by proxy of not less than a majority of an entire subcommittee of the Management Committee shall constitute a quorum for the transaction of business by such subcommittee.
(
     *f)SIGNIFICANT  TRANSACTION.   Each  party  hereto  shall   take   all
necessary action to prevent the Company and any Person controlled by the Company or by a Member from taking any action with respect to any Significant Transaction without (i) the prior approval of the Management Committee, such approval to be in accordance with Section 6.1(e), (ii) the appropriate vote of the Members, if any, as required by Applicable Law, which vote shall be made in accordance with this Agreement, and (iii) the prior written consent of the Lender, if required pursuant to Section 6.4.
(
     *g)STANDARD. Each Manager shall perform his duties as a Manager in good faith, in a manner he reasonably believes to be in the best interest of the Company, and with such care as an ordinarily prudent individual in a
like position would use under similar circumstances.   An individual who so
performs his duties shall not have any liability by reason of being or having been an Manager.
(
     *h)SUBCOMMITTEES.   The  Management  Committee shall have the power to
delegate authority to such subcommittees of Managers, officers, employees, agents and representatives of the Company as it may from time to time deem
appropriate.   Any  delegation  of authority to take  any  action  must  be approved in the same manner as would be required for the Management Committee to approve such action directly.
(
     *i)NO LIABILITY.   A  Manager  shall  not  be liable under a judgment,
decree or order of court, or in any other manner, for a Debt, obligation or liability of the Company.
(
     *j)DEADLOCK. If an action (such as a lease, sale, or other activity) is proposed with respect to an Aircraft, Engine, or airframe, and the Managers on the Management Committee cannot agree because an equal number of Managers oppose the action as support the action, then the deadlock procedure of this Section 6.1(j) shall apply. In such event, the Member(s) who designated the Manager(s) who oppose the action (the "Opposing Members") shall be required to purchase for cash the Aircraft, Engine and/or airframe which is the subject of the action within thirty (30) days after the other Member(s) (the "Proposing Members") give notice to the Opposing Members of (i) the existence and nature of the deadlock, and (ii) that such Proposing Members are seeking remedy under this deadlock procedure. The Opposing Members shall be obligated to purchase the Aircraft for an amount equal to the sum of (x) the then-scheduled debt balance with respect to such Aircraft plus (y) the portion of the Company's Capital Contributions allocable to such Aircraft. In the event the action relates to an Engine or airframe, the amount in the preceding sentence shall be adjusted to reflect the relative values of the two components.
(
     *k)INITIAL  MANAGERS.   As  provided  in  the Certificate, the Company
shall initially have two Managers, Alexius A. Dyer, III, and James Wikert, who shall constitute the initial Management Committee of the Company, and who shall be the initial officers of the Management Committee, each holding the title of "Managing Director" of the Company, with the powers set forth herein and in the Certificate.
(
     (SECTION   6.2A  MEETINGS  OF  THE  MANAGEMENT  COMMITTEESection  6.2a
Meetings of the Management Committee .
(
     *l)REGULAR MEETINGS.   The Management Committee shall establish times,
dates and places and requisite notice requirements (not shorter than those provided in Section 6.2(b)) for regular meetings of the Management Committee and shall adopt rules or procedures with respect to such meetings (and special meetings of the Management Committee) consistent with the
terms of  this  Agreement.   Unless  otherwise  approved  by the Management
Committee, each regular meeting of the Management Committee  shall  be held
at  the  Company's  principal  place  of  business.   At such meetings, the
Management  Committee  shall  transact  such  business as may  properly  be brought before such meeting, whether or not notice of such meeting referenced the action taken at such meeting.
(
     *m)SPECIAL MEETINGS. A special meeting of the Management Committee may be called by any Manager. Notice of each such meeting shall be given to each Manager in person or by overnight courier, telecopy or telegram (in each case, notice shall be given at least two (2) days before the meeting is to take place) unless a longer notice period is established by the Management Committee. Each such notice shall state (i) the time, date, place or other means of conducting such meeting and (ii) the purpose of such meeting. No actions other than those specified in the notice therefor may be considered at a special meeting of the Management Committee unless such consideration is unanimously approved by all the members thereof.
(
     *n)WAIVER OF NOTICE. Any Manager may waive notice of any meeting of the Management Committee in writing before, at, or after, such meeting. The attendance of a Manager at a meeting of the Management Committee shall constitute a waiver of notice of such meeting thereby, except when such Manager attends such meeting for the express purpose of objecting to the transaction of any business thereat because such meeting was not properly called.
(
     *o)MEETINGS BY CONFERENCE CALL. Any action required to be taken, or that may be taken, at a meeting of the Management Committee may be taken at
a  meeting  thereof  held  by  means  of   conference  telephone  or  other
communications equipment by means of which all individuals participating in such meeting can hear each other. Participation in such a meeting shall constitute presence in person at such meeting.
(
     *p)WRITTEN CONSENT.  Notwithstanding anything to the contrary  in this
Section 6.2, the Management Committee may take without a meeting thereof any action that may be taken by the Management Committee under this Agreement or the Act if a consent or consents in writing, setting forth the action so taken, shall be signed by the Managers having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of the Management Committee.
(
     *q)PARTICIPATION RIGHTS. At any meeting of the Management Committee, any Manager may be accompanied by one or more individuals, who may attend and participate in the deliberations at such meeting; PROVIDED, HOWEVER, such individuals shall not be deemed Managers for any purposes whatsoever, nor shall such individuals be entitled to vote on any issue voted upon by the Members or the Management Committee or be counted for quorum purposes; and PROVIDED FURTHER, that nothing in this Section 6.2(f) shall prevent the Management Committee (upon the joint determination of the Chairman of the Management Committee and the deputy chairman of the Management Committee or upon the request of either one of them if both are not present at such meeting) from conducting any part of any such meeting in executive session without the presence of any such individuals.
(
     (SECTION 6.3A MANAGEMENT COMMITTEE POWERSSection 6.3a Management Committee Powers .
(
     *r)GENERAL(a)  General  .   Except   as  otherwise  provided  in  this
Agreement or by Applicable Law, all powers to control and manage the business and affairs of the Company shall be exclusively vested in the Management Committee and the Management Committee may exercise all powers of the Company and do all such lawful acts as are not by Applicable Law, the Certificate or this Agreement directed or required to be exercised or done by the Members and in so doing shall have the right and authority to take all actions that the Management Committee deems necessary, useful or appropriate for the management and conduct of the business of the Company.
(
     *s)OFFICERS(b) Officers . The Management Committee shall (i) appoint the Chief Executive Officer and the other officers of the Company,
(ii) prescribe the respective duties and powers of the Chief Executive Officer and such other officers and (iii) establish policies and guidelines for the hiring of employees, if necessary in the sole discretion of the Management Committee, to permit the Company to act as an operating company
with  respect   to  its  business.   The  Management  Committee  may  adopt
appropriate management incentive plans and employee benefit plans. The initial officers of the Company, including their respective titles, are set forth on Exhibit C. The officers of the Company shall be responsible for the day-to-day management of the Company, conducting, in the name and on behalf of the Company, the day-to-day business and affairs thereof, the preparation and execution of business plans and Annual Budgets and the implementation of the actions and decisions of the Management Committee.
(
     (SECTION    6.4A    DUTIES   AND   OBLIGATIONS   OF   THE   MANAGEMENT
COMMITTEESection 6.4a                                            Duties and
Obligations of the Management Committee .
(
     *t)SEPARATE OPERATIONS.   Notwithstanding  any other provision of this
Agreement or any provision of law that otherwise  so  empowers the Company,
(i) from and after the date of this Agreement and until the Loan and all other monetary obligations of the Company under the Loan Documents are indefeasibly and fully satisfied, the Company shall not take any of the
following    actions   without   the   prior   written   consent   of   the
Lender: (1) incur any indebtedness or liabilities other than the Loan and other monetary obligations under the Loan Documents, trade payables and taxes incurred in the ordinary course of the Company's business, and indebtedness or liabilities permitted by the terms of the Loan Agreement,
(2) dissolve or liquidate, in whole or in part, consolidate or merge with or into any other Person, or sell, convey, or transfer any of its assets (except to the extent such actions are permitted by the terms of the Loan Agreement); (3) amend, alter, change or repeal any of the provisions of Sections 2.3 or 6.4(a) of this Agreement, and (ii) the Company shall conduct its dealings with its Affiliates on an independent and arm's-length basis and on commercially reasonable terms, and shall observe and maintain its legal existence as separate and distinct from any other Person. Without limiting the generality of the foregoing, the Company shall, in
order    to    preserve    and   ensure   its   separate    and    distinct
identity: (A) maintain books, financial records and bank accounts that are separate and distinct from the books, financial records and bank accounts of any other Person; (B) not commingle any of its assets, funds or liabilities with the assets, funds or liabilities of any other Person;
(C) observe all appropriate limited liability company procedures and formalities; (D) pay its own liabilities, losses and expenses only out of its own funds; (E) not guarantee or become obligated for the debts or obligations of any other Person; (F) not hold out its credit as being available to satisfy the debts or obligations of any other Person; (G) hold itself out as an entity separate and distinct from any other Person
(including   its  Affiliates);  (H)  correct  any  known   misunderstanding
regarding its separate identity; (I) not make any loans to any Person or buy or hold any indebtedness issued by any other Person (except for cash and investment-grade securities); (J) conduct its own business in its own name; (K) hold all of its assets in its own name; (L) not pledge its assets for the benefit of any other Person; (M) not identify itself as a division or department of any other Person; (N) conduct transactions between the Company and third parties in the name of the Company and as an entity
separate   and  independent  from  each  of  its  Affiliates;   (O)   cause
representatives, employees and agents of the Company to hold themselves out to third parties as being representatives, employees or agents, as the case may be, of the Company; and (P) not acquire or assume the obligations of its Affiliates.
(
     *u)CONTINUED EXISTENCE; ACCOMPLISHMENT  OF  PURPOSES.   The Management
Committee shall take all actions that may be necessary or appropriate (i) for the continuation of the Company's valid existence as a limited liability company under the Applicable Laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Members or to enable the Company to conduct the business in which it is then engaged and (ii) for the accomplishment of the purposes of the Company set forth in Section 2.3(a), including, without limitation, the acquisition, development, maintenance, preservation and operation of Property in accordance with the provisions of this Agreement and Applicable Laws.
(
     *v)RIGHTS OF INSPECTION;  AUDIT.   Within  one (1) month following the
commencement  of  each calendar year, each Member shall  consult  with  the
Management  Committee    regarding  the  number  (if  any),  time,  nature,
objective and scope of reviews, meetings, audits, inspections and visits such Member intends to conduct under this Section 6.4(c) for such year. Notwithstanding the foregoing, in the event a Member, from time to time, has a question with respect to the Company operations, such Member shall be entitled, upon reasonable notice to the Company, during regular business hours, (a) to inspect and audit the books and records of the Company (and its Wholly Owned Affiliates) relating to the Company operations, or otherwise, and (b) to visit and inspect, to the extent the Company has physical access thereto, any of the assets owned, leased, operated or managed by the Company and any of the facilities at which the Company operations take place. The purpose of any audit, inspection or visit under this Section 6.4(c) may include, but shall not be required to be limited to, financial auditing and the review and analysis of the business procedures and operations of the Company. The Company shall cooperate with all audits, inspections and visits under this Section 6.4(c), including, but not limited to, the Management Committee, the Company's senior management and other appropriate officers and employees of the Company participating in reasonable interviews with employees or agents of such Member and responding to any reasonable questions that such Member or its
agents may have.   Any audit, inspection or visit under this Section 6.4(c)
shall be conducted by  the personnel of a Member or its Affiliates or by an
independent  certified  public   accounting   firm   or   other   qualified
representatives with relevant experience selected by such Member and reasonably acceptable to the Company. Such Member shall be responsible for its costs incurred in connection with such audit, inspection or visit and the out-of-pocket expenses of the Company directly incurred as a result of
such  audit,  inspection   and  visit.   The  Company  shall  provide  such
personnel, firm and other representatives, during regular business hours, with access to its books and records and, to the extent the Company has physical access thereto, any of the assets owned, leased, operated or managed by the Company and any of the facilities at which its operations
take  place.   Such Member shall provide the Company and each other  Member with a copy of any report of the findings of, and recommendations with respect to, such audit, inspection or visit prepared by or on behalf of such Member, subject to legal privilege restrictions.
(
     (SECTION 6.5. REIMBURSEMENTSSection 6.5. Reimbursements . The Company shall reimburse the Members and the Managers for all expenses incurred and paid by any of them as authorized by the Company in the conduct of the Company's business. Such expenses shall not include any expenses incurred in connection with the exercise of the rights of a Member or a Manager
apart  from  the  authorized  conduct  of  the  Company's  business.    The
Management Committee's sole determination of which expenses are allocated to and reimbursed as a result of the Company's activities or business and the amount of such expenses shall be conclusive. Such reimbursement shall be treated as expenses of the Company and shall not be deemed to constitute distributions to any Member of Profit, Loss or capital of the Company.
(
     (SECTION   6.6.   INDEMNIFICATION   OF   THE    MANAGERSSection   6.6.
Indemnification of the Managers .
(
     *w)ACTIONS AND OMISSIONS OF MANAGERS. Subject to Section 6.6(d), the Company, its receiver or its trustee shall indemnify, save harmless and pay all judgments and claims (in the case of such receiver or trustee, to the extent of Property) against any Manager relating to any liability or damage incurred by reason of any act performed or omitted to be performed by any Manager in connection with the business, including reasonable attorneys' fees incurred by the Manager in connection with the defense of any action based on any such act or omission, which attorneys' fees may be paid as incurred.
(
     *x)DERIVATIVE  SUIT.   Subject to Section 6.6(d), in the event of  any
action by a Member against any Manager, including, but not limited to, a Company derivative suit, the Company shall indemnify, save harmless and pay all expenses of such Manager, including reasonable attorneys' fees incurred in the defense of such action.
(
     *y)CERTAIN ACTIONS ON BEHALF OF THE COMPANY. Subject to Section 6.6(d), in the event a Manager for the benefit of the Company and in accordance with this Agreement makes any deposit or makes any other similar payment or assumes any obligation in connection with any property proposed to be acquired by the Company and suffers any financial loss as the result of such action, the Company shall indemnify, save harmless and pay all such losses.
(
     *z)LIMITATION. Notwithstanding the provisions of Sections 6.6(a), (b) and (c), such Sections shall be enforced only to the maximum extent permitted by Applicable Law and no Manager shall be indemnified from any liability for fraud, intentional misconduct, gross negligence or a knowing violation of Applicable Law that was material to the subject cause of action or indemnified matter.
(
     *27)THIRD-PARTY BENEFICIARY.  The obligations of the Company set forth
in   this  Section  6.6  are  expressly  intended  to  create  third  party beneficiary rights in each of the Managers.
(
     (SECTION 6.7. SIGNIFICANT TRANSACTION. A "Significant Transaction" means, with respect to the Company, any of the following actions (whether taken directly by the Company or by or through one or more Wholly Owned Affiliates thereof):
(
     *28)any acquisition of businesses or assets (including, without limitation, by way of merger or consolidation) by the Company or any of its Wholly Owned Affiliates, other than an acquisition specifically approved in the Annual Budgets or by a meeting of the Management Committee, or which falls within parameters established for acquisitions at the meeting of the Management Committee immediately preceding the date of such acquisition;
(
     *29)any  disposition,   including,   without  limitation,  by  way  of
receivables financings, securitizations or similar transactions, of any of the assets of the Company or any of its Wholly Owned Affiliates, other than a disposition specifically approved in the Annual Budgets or by a meeting of the Management Committee, or which falls within parameters established for dispositions at the meeting of the Management Committee immediately preceding the date of such disposition;
(
     *30)any merger, consolidation or other business combination involving the Company or any of its Wholly Owned Affiliates and any third party and any relocation of the Company or any of its Wholly Owned Affiliates to another jurisdiction;
(
     *31)subject to the rights of the Members to Transfer their Units as contemplated in this Agreement, any transaction that would constitute a "change of control" of the Company (which, for the purposes of this definition, means the acquisition of the power, directly or indirectly, to direct the affairs of the Company or the ability to designate a majority of the Management Committee);
(
     *32)any liquidation or dissolution of the Company, or any action by the Company relating to bankruptcy, insolvency, reorganization or relief from creditors seeking to adjudicate it bankrupt or seeking reorganization, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to the Company or seeking appointment of a receiver, trustee, custodian or other similar official for the Company or all or any substantial part of its assets, or making a general assignment for the benefit of its creditors;
(
     *33)any (i) creation of any additional class of equity interest of the Company or any Wholly Owned Affiliate of the Company or any equity interest having a direct or indirect equity participation in the Company or any entity controlled by the Company, (ii) sale or issuance by the Company of Units or warrants, options or rights to acquire Units or other equity interests convertible into or exchangeable for Units or any other equity interest having a direct or indirect equity participation in the Company or any entity controlled by the Company, (iii) disposition of Units, whether by issuance or secondary disposition and whether by public or private offering, or (iv) redemption or purchase of Units (except as provided in this Agreement), any reorganization of Units or any variation of the rights attaching to Units;
(
     *34)any amendment to or modification of any provision of this Operating Agreement or the Certificate or of the equivalent or similar organizational documents of any of the Company's Wholly Owned Affiliates;
(
     *35)any incurring of indebtedness for borrowed money at any time outstanding in excess of $100,000 per occurrence;
(
     *36)any declaration of distributions on, or redemptions of or with respect to, any Units;
(
     *37)any adoption of, or material amendment or modification to, (i) the Annual Capital Budget, or (ii) the Annual Operating Budget;
(
     *38)any adoption or revision of any policy for the Company with respect to customer credit, risk management, financial accounting, public relations or business ethics and integrity;
(
     *39)any commencement or participation in any business other than the business described in Section 2.3(a) and any activities incidental, necessary and appropriate to such business, making any investment in, loan to, or guarantee of the obligations of, any other Person, or creating any Wholly Owned Affiliate of the Company;
(
     *40)any adoption or amendment of (i) any  bonus, insurance, severance,
deferred  compensation,  pension,  retirement,  profit   sharing  or  other
employee benefit plan or (ii) any stock option, stock purchase or other equity-based plan;
(
     *41)any acquisition  of  Property other than as approved in the Annual
Budgets;
(
     *42)any (ii) appointment or dismissal of outside legal counsel or outside auditors, or (ii) change in accounting principles, methods or practices or any change in the taxable year or Fiscal Year or method of tax accounting for income tax purposes of the Company or any of the Company's Wholly Owned Affiliates;
(
     *43)any initiation or settlement of any judicial, administrative or arbitration proceedings involving the Company or any of its Wholly Owned Affiliates or the payment or settlement of any material claim involving the Company or any of its Wholly Owned Affiliates, excluding litigation and proceedings against defaulting lessees, manufacturers supplying the Company and their respective assets;
(
     *44)the removal or appointment of an individual to any of the offices of the Company set forth on Exhibit C;
     *45)any agreement or other binding commitment to do any of the foregoing unless such agreement or commitment is contingent upon the approval of the Management Committee; or
(
     *46)any press release by the Company.
(
     (SECTION 6.8. MANAGER LIABILITYSection 6.8. Manager  Liability  .   No
Manager shall have any personal liability for the repayment of any Capital Contributions of any Member.
(
****ARTIV. :  ROLE OF MEMBERSARTICLE VII  ROLE OF MEMBERS
ARTICLE
     ARTICLE SECTION 7.1. RIGHTS OR POWERSSection 7.1. Rights or Powers . Except as set forth herein, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs or to act for or bind the Company in any way. Notwithstanding the foregoing, the Members have all the rights and powers specifically set forth in this Agreement and, to the extent not inconsistent with this Agreement, in the Act.
ARTICLE
     ARTICLE SECTION 7.2. VOTING  RIGHTSSection  7.2.  Voting  Rights .  No
Member   has  any  voting  right  except  with  respect  to  those  matters specifically reserved for a Member vote that are set forth in this Agreement and as required in the Act.
ARTICLE
     ARTICLE SECTION 7.3. MEETINGS OF THE MEMBERSSection 7.3. Meetings of the Members .
ARTICLE
     *a)NOTICE; VOTING; QUORUM.  Meetings of the Members may be called upon
the written request  of  any  Member.   Any  such  request  shall state the
location of the meeting and the nature of the business to be transacted. Notice of any such meeting shall be given to all Members not less than seven (7) Business Days nor more than thirty (30) calendar days prior to the date of such meeting. No actions other than those specified in the notice therefor may be considered at a meeting of the Members unless such consideration is unanimously approved by the Members. Members may vote in person or by proxy at such meeting and may waive advance notice of such meeting. The Management Committee shall adopt rules and procedures for the operation of such meetings. The owner of Units shall have one (1) vote for each Unit owned thereby. Except as otherwise provided in this Agreement or required by Applicable Law, all actions of the Members shall be taken in accordance with the terms hereof and shall require the affirmative vote of the holders of a majority of the Units at a duly called and convened
meeting of the Members at which quorum is present.   The presence in person
or by proxy of Members holding a majority of the Units shall constitute a quorum for the transaction of business by the Members. Any action of the Company required by this Agreement or Applicable Law to be approved by the Members must also, subject to Applicable Law, be approved by the Management Committee.
(
     *b)RECORD  DATE.   For the purpose of determining the Members entitled
to vote on, or to vote at, any meeting of the Members, the Management Committee or the Member requesting such meeting may fix, in advance, a date as the record date for any such determination. Such date shall not be more than thirty (30) calendar days nor less than ten (10) Business Days before any such meeting.
(
     *c)PROXIES. Each Member may authorize any individual to act for such Member by proxy with respect to all matters in which a Member is entitled to participate, including, but not limited to, waiving notice of any
meeting  of the Members or voting or participating at such a meeting.   All
such  proxies   must   be   signed   by   the   applicable  Member  or  its
attorney-in-fact.  No proxy shall be valid after  the  expiration of eleven
(11) months from the date thereof unless otherwise provided in such proxy. Every proxy shall be revocable by a written instrument executed by the Member executing such proxy.
(
     *d)CONDUCT OF MEETING.   Each meeting of Members shall be conducted by
the Chief Executive Officer or such other individual as the Chief Executive Officer deems appropriate.
(
     *e)WAIVER OF NOTICE. Any Member may waive notice of any meeting of the Members in writing before, at, or after, such meeting. The attendance of a Member at a meeting of the Members shall constitute a waiver of notice of such meeting thereby, except when such Member attends such meeting for the express purpose of objecting to the transaction of any business thereat because such meeting was not properly called.
(
     *f)MEETINGS BY CONFERENCE CALL. Any action required to be taken, or that may be taken, at a meeting of the Members may be taken at a meeting thereof held by means of conference telephone or other communications equipment by means of which all individuals participating in such meeting can hear each other. Participation in such a meeting shall constitute presence in person at such meeting.
(
     *g)WRITTEN CONSENT.  Notwithstanding anything to the contrary  in this
Section 7.3, with respect to any action that may be taken by the Members at a meeting thereof under this Agreement or the Act, the Members may take such action without a meeting if a consent or consents in writing, setting forth the action so taken, shall be executed by the Members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of the Members.
(
     *h)PARTICIPATION  RIGHTS.   At  any  meeting  of   the   Members,  the
authorized voting representative of a Member may be accompanied by one or more individuals, who may attend and participate in the deliberations at such meeting; PROVIDED, HOWEVER, such individuals shall not be deemed the
authorized  voting  representative  of   such   Member   for  any  purposes
whatsoever, nor shall such individuals be entitled to vote on any issue voted upon by the Members or be counted for quorum purposes; and PROVIDED FURTHER, that nothing in this Section 7.3(h) shall prevent the Members (upon the joint determination of the Chairman of the Management Committee and the deputy chairman of the Management Committee or upon the request of either one of them if both are not present at such meeting) from conducting any part of any such meeting in executive session without the presence of any such individuals.
(
     (SECTION   7.4.  UNANIMOUS  CONSENTS  REQUIREDSection  7.4.  Unanimous
Consents Required . Notwithstanding any other provision of this Agreement, to the extent required by the Act, no action may be taken by the Company (whether by the Management Committee or otherwise) to transfer or transfer and continue pursuant to Section 18-213 of the Act without the unanimous consent of the Management Committee and the Members. In the event the Act is amended to no longer require unanimous approval for transfers or transfers and continuances under Section 18-213 thereof, then such a transfer or transfer and continuance shall require the same vote as for a merger of the Company under this Agreement and the first sentence of this
Section 7.4 shall be null and void.
(
     (SECTION 7.5. RETURN ON OR OF CAPITAL CONTRIBUTIONSSection 7.5. Return on or of Capital Contributions . Except as otherwise provided in Articles V and XI, no Member shall receive a return on or of its Capital Contributions.
(
     (SECTION 7.6. MEMBER COMPENSATIONSection 7.6. Member Compensation . No Member shall receive any interest, compensation or drawing with respect to its Capital Contributions or its Capital Account or for services rendered on behalf of the Company, or otherwise, in its capacity as a Member, except as otherwise provided in this Agreement.
(
     (SECTION 7.7. MEMBER LIABILITYSection  7.7.  Member  Liability  .   No
Member shall be liable under a judgment, decree or order of a court, or in any other manner, for the Debts or any other obligations or liabilities of
the  Company.    A  Member  shall  be  liable  only  to  make  its  Capital
Contributions and shall not be required to restore a deficit balance in its Capital Account or to lend any funds to the Company or, after its Capital Contributions have been made, to make any additional contributions, assessments or payments to the Company, PROVIDED that a Member may be required to repay distributions made to it as provided in Section 18-607 of the Act.
(
     (SECTION 7.8. PARTITIONSection 7.8. Partition . While the Company remains in existence, each Member, on behalf of itself, its successors and its assigns, hereby waives its rights to have any Property partitioned or to file a complaint or to institute any proceeding to have any Property partitioned.
(
     (SECTION  7.9.  TRANSACTIONS  BETWEEN  A MEMBER AND THE COMPANYSection
7.9.
Transactions  Between  a  Member and the Company  .   Except  as  otherwise
provided by Applicable Law and subject to Section 6.1(g), any Member may, but shall not be obligated to, lend money to the Company, act as surety for the Company and transact other business with the Company and has the same rights and obligations when transacting business with the Company as a
Person  who  is  not  a  Member.   Subject to Section 6.1(g), a Member, any
Affiliate thereof or an employee, stockholder, agent, director or officer of a Member or any Affiliate thereof, may also be an employee or be
retained as an agent of the Company.   The existence of these relationships
and acting in such capacities shall not result in the Member being deemed to be participating in the control of the business of the Company or otherwise affect the limited liability of the Member.
(
     (SECTION 7.10. COVENANT TO PERFORMSection 7.10. Covenant to Perform .
(
     *i)ACTIONS OF THE COMPANY AND MANAGEMENT COMMITTEE. Any agreement by the Members herein to cause (or any requirement herein for) the Management Committee or the Company to perform certain acts shall be deemed, in each instance, to include an agreement by each Member to use such Member's best efforts and to take all actions necessary to call, or cause the Company to call, as promptly as practicable, a meeting of Members or to act by written consent pursuant to the terms hereof.
(
     *j)ACTIONS OF MEMBERS. When any action is required to be taken by a Member pursuant to this Agreement, such Member shall take all steps
necessary   to   implement  such  action,  including,  without  limitation, executing or causing to be executed, as promptly as practicable, a written consent in lieu of a meeting of Members in accordance with the terms hereof.
(
     (SECTION 7.11. CONFIDENTIALITY AND PUBLIC RELATIONSSection 7.11. Confidentiality and Public Relations . Except as may be required by this
Agreement,  Applicable  Law   (including  laws  applicable  to  disclosures
required by companies whose securities are listed on the American Stock Exchange) or any applicable listing agreement with a national securities exchange, none of the Members shall publicly disclose any financial or other forecasts regarding the Company without the mutual agreement of IASG and AirCorp. In addition, any press releases, analyst statements, investor relations statements, question and answer holding statements or other similar oral or written disclosures by any Member or its representatives concerning the Company shall be subject to the prior consultation of IASG and AirCorp.
(
     (SECTION  7.12.  AMENDMENTS.   Amendments  to  this  Agreement  may be
proposed  by  any  Manager  or  any  Member.   Following such proposal, the
Management Committee shall submit to the Members a verbatim statement of such proposed amendment and the Management Committee shall include in any such submission a recommendation as to the proposed amendment. The Management Committee shall seek the written vote of the Members on the proposed amendment or shall call a meeting to vote thereon and to transact
any  other business that it may deem  appropriate.   A  proposed  amendment
shall be adopted and be effective as an amendment hereto if it receives the affirmative vote of all Members.
(
     (SECTION 7.13. OTHER ACTIVITIES. The Members and their Affiliates may engage in or possess an interest in other business ventures of every nature and description for their own account, independently or with others, including, without limitation, the purchase, sale and lease of aircraft, whether or not such other enterprises shall be in competition with any activities of the Company; and neither the Company nor any other Member shall have any rights by virtue of this Agreement in and to such independent ventures or to the income or profits derived therefrom. Without limiting the generality of the foregoing statement, AirCorp agrees that IASG may sell aircraft parts to any entity that from time to time operates the Aircraft on such terms as IASG shall deem appropriate.
(
****ARTIVI. : REPRESENTATIONS AND WARRANTIESARTICLE VIII REPRESENTATIONS AND WARRANTIES
ARTICLE
     ARTICLE SECTION 8.1. SURVIVALSection 8.1. Survival . Each of the representations and warranties set forth in Section 8.2 shall survive the execution of this Agreement.
ARTICLE
     ARTICLE   SECTION  8.2.  REPRESENTATIONS  AND  WARRANTIESSection  8.2.
Representations   and  Warranties  .   Each  of  AirCorp  and  IASG  hereby
represents and warrants, as of the date hereof and the Closing Date, that:
ARTICLE
     *a)DUE INCORPORATION OR FORMATION; AUTHORIZATION OF AGREEMENT. Such Member is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own its property and carry on its business as owned and carried on at the date hereof and as contemplated hereby. Such Member is duly licensed or qualified to do business and in good standing in each of the jurisdictions in which the failure to be so licensed or qualified would have a material adverse effect on its financial condition or its ability to perform its obligations hereunder. Such Member has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and the execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action. This Agreement constitutes the legal, valid and binding obligation of such Member.
(
     *b)NO CONFLICT WITH RESTRICTIONS; NO DEFAULT.   Neither the execution,
delivery and performance of this Agreement nor the consummation by such Member of the transactions contemplated hereby (i) shall conflict with, violate or result in a breach of any of the terms, conditions or provisions of any Applicable Law applicable to such Member or any of its Wholly Owned Affiliates, (ii) shall conflict with, violate, result in a breach of, or constitute a default under any of the terms, conditions or provisions of the articles of incorporation, bylaws or other organizational documents of such Member or any of its Wholly Owned Affiliates or of any material Contract to which such Member, its Parent or any of its Wholly Owned Affiliates is a party or by which such Member or any of its Wholly Owned Affiliates is or may be bound or to which any of its material properties or assets is subject, (iii) shall conflict with, violate, result in a breach of, constitute a default under (whether with notice or lapse of time or both), accelerate or permit the acceleration of the performance required by, give to others any material interests or rights, or require any consent, authorization or approval under any indenture, mortgage, lease agreement or instrument to which such Member or any of its Wholly Owned Affiliates is a party or by which such Member or any of its Wholly Owned Affiliates is or may be bound or (iv) shall result in the creation or imposition of any Lien upon any of the material properties or assets of such Member or any of its Wholly Owned Affiliates.
(
     *c)GOVERNMENTAL APPROVALS. Any approvals by Governmental Authorities that are required in connection with the valid execution, delivery, acceptance and performance by such Member of this Agreement or the consummation by such Member of any transaction contemplated hereby have been completed, made or obtained on or before the Closing Date.
(
     *d)LITIGATION. There are no proceedings pending or, to the knowledge of such Member or any of its Wholly Owned Affiliates, threatened against or affecting such Member or any of its Wholly Owned Affiliates or any of their properties, assets or businesses before any Governmental Authority that could, if adversely determined, reasonably be expected to materially impair such Member's ability to perform its obligations under this Agreement or to have a material adverse effect on the consolidated financial condition of such Member; and such Member or any of its Wholly Owned Affiliates has not received any currently effective notice of any default, and such Member or any of its Wholly Owned Affiliates is not in default, under any applicable order, writ, injunction, decree, permit, determination or award of any Governmental Authority that could reasonably be expected to materially impair such Member's ability to perform its obligations under this Agreement or to have a material adverse effect on the consolidated financial condition of such Member.
(
     *e)INVESTMENT  COMPANY  ACT;  PUBLIC  UTILITY  HOLDING  COMPANY   ACT.
Neither such Member nor any of its Affiliates is, nor shall the Company as a result of such Member's status as such be, an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940. Neither such Member nor any of its Affiliates is, nor shall the Company as a result of such Member's status as such be, a "holding company," "an affiliate of a holding company," or a "subsidiary of a holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.
(
     *f)INVESTIGATION. Such Member is acquiring its Units based upon its own investigation, and the exercise by such Member of its rights and the performance of its obligations under this Agreement shall be based upon its own investigation, analysis and expertise. Such Member's acquisition of its Units is being made for its own account for investment and not with a
view to the sale or distribution  thereof.   Such Member is a sophisticated
investor possessing an expertise in analyzing the benefits and risks associated with acquiring investments that are similar to the acquisition of its Units.
(
****ARTIVII. : ACCOUNTING, BOOKS AND RECORDSARTICLE IX ACCOUNTING, BOOKS AND RECORDS
ARTICLE
     ARTICLE SECTION 9.1. BOOKS AND RECORDS; ACCOUNTINGSection 9.1. Books and Records; Accounting .
ARTICLE
     *a)BOOKS AND RECORDS. The Company shall keep on site at its principal place of business each of the following:
(
          *(1)separate books of account for the Company that show a true and accurate record of all costs and expenses incurred, all charges made, all credits made and received and all income derived in connection with the conduct of the Company and the operation of its business;
(
          *(2)a current list of the full name and last known business, residence or mailing address of each Member and Manager, both past and present;
     (
          *(3)a copy of the Certificate certified by the Secretary of State of the State of Delaware as to its filing therewith;
     (
          *(4)copies of the Company's federal, state and local income tax returns and reports, if any, for the three (3) most recent years;
     (
          *(5)a fully executed copy of this Agreement;
(
          *(6)copies of any writings permitted or required under Section 18-502 of the Act regarding the obligation of a Member to perform any enforceable promise to contribute cash or property or to perform services as consideration for such Member's Capital Contribution;
     (
          *(7)unless contained in this Agreement, a statement prepared and certified as accurate by the Management Committee that describes: (A) the amount of cash and the agreed value of any other property or services then contributed or agreed to be contributed in the future by each Member; and (B) the times at which or events on the happening of which any Additional Capital Contributions agreed to be made by each Member are to be made; and
(
          *(8)any  written  consents  obtained  from  Members  pursuant  to
     Section 18-302 of the Act regarding action taken by Members without a meeting thereof.
     (
     *b)ACCOUNTING. The Company shall use the accrual method of accounting in preparation of its financial reports and for tax purposes and shall keep its books and records accordingly.
(
     (SECTION 9.2. REPORTSSection 9.2. Reports .
(
     *c)GENERAL.   The  chief  financial  officer  of the Company shall  be
responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company's accountants.
(
     *d)PERIODIC  AND  OTHER  REPORTS.   The  Company  shall  cause  to  be
delivered to each Member the financial statements set forth in Sections 9.2(b)(i), (ii) and (iii), prepared, in each case (other than with respect to Member's Capital Accounts, which shall be prepared in accordance with this Agreement) in accordance with generally accepted accounting principles
(GAAP), and such other reports as any Member may reasonably request from time to time; PROVIDED that, if the Management Committee so determines within thirty (30) calendar days of such request, such other reports shall be provided at such requesting Member's sole cost and expense.
(
          *(1)As soon as practicable following the end of each Fiscal Year (and in any event not later than ninety (90) calendar days after the end of such Fiscal Year) and at such time as distributions are made to the Members pursuant to Article XI following the occurrence of a Dissolution Event, a balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Members'
     Capital  Accounts  (and  changes  therein),   and  cash flows for such
     Fiscal Year, together with appropriate notes to such financial statements and supporting schedules, all of which shall be audited and certified by the Company's accountants, and in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the two (2) immediately preceding Fiscal Years.
(
          *(2)As soon as practicable following the end of each of the first three Fiscal Quarters of each Fiscal Year (and in any event not later than sixty (60) calendar days after the end of each such Fiscal Quarter), a balance sheet of the Company as of the end of such Fiscal Quarter and the related statements of operations and cash flows for such Fiscal Quarter and for the Fiscal Year to date, in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the prior Fiscal Year's Fiscal Quarter and the interim period corresponding to the Fiscal Quarter and the interim period just completed.
(
          *(3)As soon as practicable following the end of each calendar month (and in any event not later than the last Business Day of the immediately succeeding calendar month) statements of operations of the Company for such month and for the Fiscal Year to date, in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the prior Fiscal Year's calendar month and the interim period corresponding to the calendar month and the interim period just completed.
(
          *(4)Financial and other information relating to the Company and its business and operation necessary for the Members to prepare and timely file all reports and other materials and information required to be filed with, or provided to, any Taxing Authority or other Governmental Authority with respect to a Member's ownership of Units.
(
     (SECTION 9.3. ANNUAL BUDGETSSection 9.3. Annual Budgets .
(
     *e)OPERATING AND CAPITAL BUDGETS. The Members shall take all actions necessary to assist and cause the Company to prepare and deliver proposed Annual Budgets to each Member no later than one (1) month prior to the beginning of each Fiscal Year. The "ANNUAL OPERATING BUDGET" shall include the then-current Fiscal Year's budgeted and actual results up to the end of the third Fiscal Quarter of such Fiscal Year and forecast for the final Fiscal Quarter of such Fiscal Year and the next Fiscal Year's budgeted items of operating income and expenses (including, but not limited to, budgeted amounts for repair and maintenance). The "ANNUAL CAPITAL BUDGET" shall include the then-current Fiscal Year's budgeted and actual capital expenditures up to the end of the third Fiscal Quarter of such Fiscal Year and forecast for the final Fiscal Quarter of such Fiscal Year and the next Fiscal Year's budgeted amount for capital expenditures.
(
     *f)PROCEDURE. The Members shall cause a meeting of the Management Committee to be held no later than one (1) month following the beginning of each Fiscal Year to take action with respect to the Annual Budgets for such
Fiscal  Year.   The  Annual  Budgets  shall  be  approved by the Management
Committee in accordance with Section 6.1(e). Until an Annual Operating Budget is approved for such Fiscal Year by the Management Committee, the Annual Operating Budget in effect for the immediately preceding Fiscal Year shall continue to operate as the operating budget for such Fiscal Year. Until an Annual Capital Budget is approved for the then-current Fiscal Year by the Management Committee, seventy-five percent (75%) of the Annual Capital Budget in effect for the immediately preceding Fiscal Year shall constitute the capital budget for such current Fiscal Year.
(
     (SECTION 9.4. TAX MATTERSSection 9.4. Tax Matters .
(
     *g)TAX ELECTIONS. The Management Committee shall, without any further consent of the Members being required (except as specifically required herein), make any and all elections for federal, state, local and foreign tax purposes, including, without limitation, any election, if permitted by Applicable Law: (i) to adjust the basis of Property pursuant to Sections 754, 734(b) and 743(b) of the Code, or comparable provisions of state, local or foreign law, in connection with Transfers of Units and the Company distributions; (ii) with the consent of all of the Members, to extend the statute of limitations for assessment of tax deficiencies against the Members with respect to adjustments to the Company's federal, state, local or foreign tax returns; and (iii) to the extent provided in Sections 6221 through 6231 of the Code and similar provisions of Applicable Law, to represent the Company before Taxing Authorities or courts of competent jurisdiction in tax matters affecting the Company, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters. IASG is specifically authorized to act as the "TAX MATTERS MEMBER" under the Code and in any similar capacity under state or local law.
(
     *h)TAX CLASSIFICATION.   The  Management  Committee  shall  take  such
action as may be required under the Code and the Regulations and other Applicable Law to cause the Company to be taxable as a partnership for federal, state and local income tax purposes.
(
****ARTIVIII. :  TRANSFERSARTICLE X  TRANSFERS
ARTICLE
     ARTICLE   SECTION   10.1.   RESTRICTIONS  ON  TRANSFERSSection   10.1.
Restrictions on Transfers .
ARTICLE
     *a)REQUIREMENTS.  Except as set  forth  on Exhibit D, no Member shall,
directly   or   indirectly,  offer,  sell,  transfer,   assign,   grant   a
participation in, pledge or otherwise dispose of (collectively, "TRANSFER") any of such Member's Units, except in a transaction that is expressly contemplated by this Agreement and satisfies the applicable conditions set forth in Section 10.4.
(
     *b)OWNERSHIP  AND  POWER.   Except  as  expressly  permitted  by  this
Agreement, each Member shall, from and after the date hereof, (i) be the record and beneficial owner of such Units indicated in the Company's register of members (which register shall be conclusive with respect to the Company membership and Unit ownership, absent manifest error) as being owned by such Member, in each case free and clear of any Lien, and
(ii) have sole voting power with respect to such Member's Units and shall not, except as permitted in accordance with the terms hereof, grant any proxy with respect to such Units, enter into any voting trust or other voting agreement or arrangement with respect to such Units or grant any other rights to vote such Units.
(
     *c)ADMISSION OF SUBSTITUTED MEMBERS. A transferee of the ownership of Units made in a manner that complies with the terms of this Agreement shall be deemed a substituted Member.
(
     (SECTION 10.2. PERMITTED TRANSFERSSection 10.2. Permitted Transfers . Notwithstanding any other provision of this Article X, subject to the conditions and restrictions set forth in Section 10.4, and fifteen-days' prior written notice to the Company and the other Members, any Member at any time may Transfer all or any portion of its Units to any Affiliate of
such  Member  (a  "PERMITTED  TRANSFEREE").   Any  such  Transfer  to  such
Permitted Transferee shall not relieve the transferring Member of its obligations under this Agreement with respect to the Units so Transferred. Prior to and as a condition to such Transfer of Units to a Permitted Transferee, the Permitted Transferee shall agree in writing to (a) be bound by all of the terms and conditions of this Agreement in the same manner as the Transferring Member, and (b) reassign its Units to the Transferring Member if such Permitted Transferee is no longer an Affiliate of such Transferring Member.
(
     (SECTION 10.3. OTHER TRANSFERSSection 10.3. Other Transfers . A Member may, subject to the conditions and restrictions set forth in Section 10.4, sell its Units only (a) to a Permitted Transferee, (b) pursuant to an Significant Transaction approved by the Management Committee or (c) in accordance with Section 10.5.
     (SECTION 10.4. CONDITIONS TO TRANSFERSSection 10.4. Conditions to Transfers . The conditions set forth in Section 10.4 are as follows:
(
     *d)WRITTEN AGREEMENT.   The proposed transferee of Units shall execute
and deliver to each Member, prior to the proposed transfer, an original counterpart to an agreement acceptable to the Members whereby such transferee shall be bound by all the applicable terms and provisions hereof and which shall become effective upon the subsequent consummation of such transfer.
(
     *e)CERTAIN INFORMATION. The transferor and proposed transferee shall furnish the Company with such proposed transferee's taxpayer identification number, sufficient information to determine such proposed transferee's initial tax basis in the Units proposed to be transferred, and any other information reasonably necessary to permit the Company to file all required federal and state tax returns and other legally required information statements or returns.
(
     *f)NO  TERMINATION.   Unless  otherwise  approved  by  the  Management
Committee, no Transfer of Units shall be made except upon terms that would not, in the opinion of counsel chosen by the Management Committee, result in the termination of the Company within the meaning of Section 708 of the Code or cause the application of the rules of Sections 168(g)(1)(B) and
168(h)  of  the  Code  or similar  rules  to  apply  to  the  Company.   In
determining whether a particular proposed Transfer shall result in a termination of the Company, such counsel shall take into account the existence of prior written commitments to Transfer Units made pursuant to this Agreement and such commitments shall always be given precedence over subsequent proposed Transfers.
(
     (SECTION 10.5. PURCHASE RIGHTSSection 10.5. Purchase Rights .
(
     *g)CHANGE OF  CONTROL.   Each of AirCorp and IASG shall have the right
to purchase (such empowered party, the "BUYING PARTY") the entire Equity Interest of such other Member in the Company, at the fair market value of such Equity Interest determined pursuant to Section 10.5(b), in the event that a change of control has occurred with respect to such other party (the "SELLING PARTY"), PROVIDED, that prior to the time of such change in control there has not occurred a sale pursuant to Section 10.3 of Units to an Affiliate of the Selling Party. For the purposes of this Section 10.5, a "change of control" shall mean the acquisition of the power, directly or indirectly, to direct the affairs of the Selling Party, or to elect a majority of the board of directors of the Selling Party, except that such term shall not include the acquisition of such power with respect to the Selling Party by any Affiliates of the Selling Party.
(
     *h)NOTICE. At any time within six (6) months following the change in control, the Buying Party may provide written notice (the "EXERCISE NOTICE", and the date of its delivery, the "EXERCISE NOTICE DATE") to the Selling Party of the Buying Party's exercise of its right to purchase the entire equity interest of the Selling Party in the Company (the "EQUITY
INTEREST").   Thereafter,  the Buying Party and  the  Selling  Party  shall engage in good faith discussions to determine the fair market value of the Equity Interest. If the Buying Party and the Selling Party cannot reach agreement as to the fair market value of the Equity Interest within thirty
(30) calendar days following the Exercise Notice Date, then the fair market value shall be deemed to be equal to the sum of (x) the balance of Capital Contributions as of the Exercise Notice Date by the Selling Party (as reduced by distributions of Capital Proceeds), and (y) a sum equal to a fifteen percent (15%) compounded return on the Capital Contributions made by the Selling Party (so computed to reflect any fluctuation in such amount on account of the distribution of Capital Proceeds from time to time). The Buying Party shall provide a computation of such fair market value within ten (10) Business Days following the expiration of such thirty-day period.
(
     *i)FAIR MARKET VALUE. A closing shall be held on the date, occurring within sixty (60) days after the date on which the Buying Party delivered such notice of computation of the amount described in Section 10.5(b) to
the   Selling   Party  (subject  to  extension  to  permit  any  applicable governmental reviews or to obtain any necessary approvals by Governmental Authorities or to comply with applicable waiting periods), as is designated by the Buying Party upon ten (10) Business Days' prior written notice, which notice may only be given contemporaneously with or subsequent to the date on which such acceptance notice has been given, or if such a date is not so designated, on such sixtieth day (or the next succeeding Business Day, if such sixtieth day is not a Business Day). The Selling Party shall, not later than the date set for such closing, deliver to the Buying Party, and the Buying Party shall accept, the transfer documentation required hereby with respect to the Equity Interest (which Equity Interest shall be free and clear of any Lien other than those Liens created by the Buying Party), together with appropriate documentation of the corporate action necessary to effect the transfer.
(
     (SECTION 10.6. APPROVALSSection 10.6. Approvals . If any transfer of ownership of a Member's Units in accordance with this Article X requires any approvals by Governmental Authorities or the consent, approval, waiver or authorization of the equity owners of a Member as a condition to the lawful and valid transfer of such Member's Units to the proposed transferee thereof, then each Member shall use its diligent efforts to obtain, or to assist the affected Member or the Management Committee in obtaining, any such approvals by Governmental Authorities or consent, approval, waiver or authorization and shall cooperate and use its diligent efforts to respond as promptly as practicable to all inquiries received by it, by the affected Member or by the Management Committee from any Governmental Authority or such equity owner for initial or additional information or documentation in connection therewith.
(
     (SECTION 10.7. PROHIBITED TRANSFERSSection 10.7. Prohibited Transfers . Any attempt to Transfer any Units in a manner that does not comply with this Agreement shall be null and void, and neither the Company nor any transfer agent of such Units shall be required to (and the Company shall
not)  give  any  effect to such attempted Transfer  on  its  records.   The
Company shall take all actions that are necessary to cause such transfer agent not to give effect to any such attempted Transfer. Each Member shall take all actions that are necessary, and shall cause its designated Managers to take all actions that are necessary, to cause the Company and such transfer agent not to give effect to any such attempted Transfer. Notwithstanding the foregoing, if the Company is required by Applicable Law or a Governmental Authority to recognize an attempted transfer of ownership of Units that does not comply with this Agreement, the rights of the transferor of such Units shall be strictly limited to rights to allocations and distributions as provided by this Agreement with respect to such Units, which allocations and distributions may be applied (without limiting any other legal or equitable rights of the Company) to satisfy any debts, obligations or liabilities for damages that the transferor or transferee of such Units may have to the Company. Such transferee shall have no right to any information or accounting of the affairs of the Company, shall not be entitled to inspect the books or records of the Company and shall not have any of the other rights of a Member under the Act or this Agreement.
(
     (In the case of a Transfer or attempted Transfer of Units that does not comply with this Agreement, the parties engaging or attempting to engage in such Transfer shall be liable to indemnify and hold harmless the Company and the other Members from and against all cost, liability and damage that the Company or any of such indemnified Members may incur (including, without limitation, incremental tax liabilities and attorneys' fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the indemnity granted hereby.
(
     (SECTION 10.8. COVENANTS AND REPRESENTATIONSSection 10.8. Covenants and Representations .
(
     *j)COVENANTS.   Each Member hereby covenants and agrees that (i) it is
not currently making a market in Units and shall not in the future make a market in Units, (ii) it shall not Transfer its Units on an established securities market, a secondary market (or the substantial equivalent thereof) within the meaning of Section 7704(b) of the Code (and any Regulations, proposed Regulations, revenue rulings or other official pronouncements of the Internal Revenue Service or Treasury Department that may be promulgated or published thereunder) and (iii) in the event such Regulations, revenue rulings or other pronouncements treat any or all arrangements that facilitate the selling of Units and that are commonly referred to as "matching services" as being a secondary market or substantial equivalent thereof, it shall not Transfer any Units through a matching service that is not approved in advance by the Company.
(
     *k)REPRESENTATIONS. Each Member hereby represents and warrants to the Company and the other Members that such Member's acquisition of Units hereunder is made for such Member's own account and not for resale or distribution of such Units.
(
     (SECTION 10.9. DISTRIBUTIONS AND ALLOCATIONS IN RESPECT OF TRANSFERRED UNITSSection 10.9.
Distributions and Allocations in Respect of Transferred Units . If the ownership of any Units is transferred during any Allocation Year in compliance with the provisions of this Article X, Profits, Losses, each item thereof and all other items attributable to the transferred Units for such Allocation Year shall be divided and allocated between the transferor and the transferee thereof by taking into account their varying Percentage Interests during such Allocation Year in accordance with Section 706(d) of the Code, using any conventions permitted by Applicable Law and selected by the Management Committee. All distributions on or before the date of such transfer shall be made to such transferor, and all distributions thereafter
shall be made to  such  transferee.   Solely  for  purposes  of making such
allocations and distributions, the Company shall recognize such transfer not later than the end of the calendar month during which it is given notice of such transfer, PROVIDED that, if the Company is given notice of a transfer of ownership of Units at least ten (10) Business Days prior to such transfer, the Company shall recognize such transfer as of the date of such transfer, and PROVIDED FURTHER that if the Company does not receive a notice stating the date such Units were transferred within thirty (30) calendar days after the end of the Allocation Year during which such
transfer  occurs,  then  all  such  items   shall  be  allocated,  and  all
distributions shall be made, to the Person who, according to the books and records of the Company, was the owner of the Units on the last day of such
Allocation  Year.   Neither  the  Company nor any Member  shall  incur  any
liability for making allocations and distributions in accordance with the provisions of this Section 10.9, whether or not the Company or any Member or Manager has knowledge of any transfer of ownership of any Units.
(
****ARTIIX.  :   DISSOLUTION  AND  WINDING  UPARTICLE  XI   DISSOLUTION AND
WINDING UP
ARTICLE
     ARTICLE  SECTION  11.1.  DISSOLUTION  EVENTSSection  11.1. Dissolution
Events .
ARTICLE
     *a)DISSOLUTION. The Company shall dissolve and shall commence winding up and liquidating upon the first to occur of any of the following (each, a "DISSOLUTION EVENT"):
(
          *(1)the unanimous vote of the Members to dissolve, wind up and liquidate the Company; or
(
          *(2)a judicial determination that an event has occurred that makes it unlawful, impossible or impractical to carry on the business of the Company.
(
     (Notwithstanding any provision of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event.
(
     *b)RECONSTITUTION.   If it is determined,  by  a  court  of  competent
jurisdiction, that the Company has dissolved prior to the occurrence of a Dissolution Event, upon such determination all of the Members shall be deemed to have elected to reconstitute the Company and to continue its business on the same terms and conditions set forth in this Agreement in a new limited liability company on terms identical to those set forth in this Agreement. Promptly following such determination, but in no event more that ninety (90) calendar days following such determination, the Members
shall  form such new limited  liability  company.   The  Certificate,  this
Agreement and the Managers shall automatically constitute the certificate of formation, operating agreement and managers, respectively, of such reconstituted limited liability company. All of the assets and liabilities of the dissolved the Company shall be deemed to have been automatically assigned, assumed, conveyed and transferred to the reconstituted limited
liability  company.   No bond, collateral, assumption  or  release  of  any
liabilities   of  the  Company   or   any   Member   shall   be   required.
Notwithstanding the foregoing, such automatic election by the Members to reconstitute and continue the business of the Company in accordance with this Section 11.1(b) shall not be effective unless the Company prior to the formation of such new limited liability company has received an opinion of counsel that (i) the exercise of such right would not result in the loss of limited liability of any Member and (ii) neither the Company nor the reconstituted limited liability company would cease to be treated as a partnership for federal income tax purposes upon the exercise of such right to continue.
(
     (SECTION  11.2.  WINDING  UPSection  11.2.  Winding  Up  .   Upon  the
occurrence of (a) a Dissolution Event or (b) the determination by a court of competent jurisdiction that the Company has dissolved prior to the occurrence of a Dissolution Event (unless the Company is reconstituted pursuant to Section 11.1(b)), the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company's business and affairs, PROVIDED that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Members until such time as all Property has been distributed pursuant to this Section 11.2 and the Certificate has been canceled pursuant to the Act. The Liquidator shall be responsible for overseeing the winding up and dissolution of the Company, which winding up and dissolution shall be completed within ninety (90) calendar days of the occurrence of the Dissolution Event or within ninety (90) calendar days after the last day on which the Company may be reconstituted pursuant to Section 11.1(b), as
applicable.   The  Liquidator shall take full account of all liabilities of the Company and all Property and shall cause such Property or the proceeds from the sale thereof (as determined pursuant to Section 11.9), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by Applicable Law, in the following order:
(
     *c)FIRST, to creditors (including, but not limited to, Members and Managers who are creditors, to the extent permitted by Applicable Law) in satisfaction of all Debt and other liabilities of the Company, including, without limitation, any claims and obligations as required by Section 18-804(b) of the Act (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for which reasonable provision for payment has been made and liabilities for distribution to Members under
Section 18-601 or 18-604 of the Act;
(
     *d)SECOND, except as provided in this Agreement, to Members and former Members in satisfaction of liabilities for distribution under Sections 18-601 or 18-604 of the Act;
(
     *e)THIRD, to the Members in proportion to and to the extent of the positive balance in their Capital Accounts after giving effect to all contributions, distributions and allocations for all periods; and
(
     *f)FOURTH, to the Members in proportion to their Percentage Interests.
(
     (No Member or Manager shall receive additional compensation for any services performed pursuant to this Article XI.
(
     (SECTION 11.3. COMPLIANCE  WITH  CERTAIN  REGULATIONS; DEFICIT CAPITAL
ACCOUNTSSection                                                       11.3.
Compliance With Certain Regulations; Deficit Capital Accounts . In the event the Company is "liquidated" within the meaning of Section 1.704-1(b)(2)(ii)(G) of the Regulations, (a) distributions shall be made pursuant to this Article XI to the Members who have positive Capital Accounts in compliance with Section 1.704-1(b)(2)(ii)(B)(2) of the Regulations. If any Member has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all Allocation Years, including, but not limited to, the Allocation Year during which such liquidation occurs), such Member shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Members pursuant to this Article XI may be:
(
     ((a) Distributed to a trust established for the benefit of the Members for the purposes of liquidating the assets of the Company, collecting amounts owed to the Company and paying any contingent or unforeseen liabilities or obligations of the Company. The assets of any such trust shall be distributed to the Members from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Members pursuant to Section 11.2; or
(
     ((b) Withheld to provide a reasonable reserve for the liabilities (contingent or otherwise) of the Company and to reflect the unrealized portion of any installment obligations owed to the Company, PROVIDED that such withheld amounts shall be distributed to the Members as soon as practicable.
(
     (SECTION 11.4. DEEMED CONTRIBUTION AND DISTRIBUTIONSection 11.4. Deemed Contribution and Distribution . Notwithstanding any other provision of this Article XI, in the event the Company is liquidated within the
meaning  of  Section  1.704-1(b)(2)(ii)(G)  of  the  Regulations   but   no
Dissolution Event has occurred, Property shall not be liquidated, Debts and other liabilities of the Company shall not be paid or discharged and the
Company's affairs shall not  be  wound  up.   Instead,  solely  for federal
income tax purposes, the Company shall be deemed to have contributed all Property and all its liabilities to a new limited liability company in exchange for an interest in such new company and, immediately thereafter, the Company shall be deemed to liquidate by distributing interests in such new limited liability company to the Members.
(
     (SECTION 11.5. RIGHTS OF MEMBERSSection 11.5. Rights of Members . Except as otherwise provided in this Agreement, each Member shall look solely to Property for the return of its Capital Contribution.
(
     (SECTION 11.6. NOTICE OF DISSOLUTION/TERMINATIONSection 11.6. Notice of Dissolution/Termination .
(
     *g)In the event a Dissolution Event occurs or an event occurs that would, but for provisions of Section 11.1, result in a dissolution of the Company, the Management Committee shall, within thirty (30) calendar days thereafter, provide written notice thereof to each of the Members and to all other parties with whom the Company regularly conducts business (as determined in the discretion of the Management Committee) and shall publish notice thereof in a newspaper of general circulation in each place in which the Company regularly conducts business (as determined in the discretion of the Management Committee).
(
     *h)Upon completion of the distribution of all Property as provided in this Article XI, the Company shall be terminated, and the Liquidator shall cause the filing of the Certificate of Cancellation pursuant to Section 18-203 of the Act and shall take all such other actions as may be necessary to terminate the Company.
     (
     (SECTION 11.7. ALLOCATIONS DURING PERIOD OF LIQUIDATIONSection 11.7. Allocations During Period of Liquidation . During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all Property has been distributed pursuant to Section 11.2 (the "LIQUIDATION PERIOD"), the Members shall continue to share Profits, Losses, and other items of income, gain, loss or deduction in the manner provided in Article IV.
     (SECTION 11.8. CHARACTER OF LIQUIDATING DISTRIBUTIONSSection 11.8. Character of Liquidating Distributions . All payments made in liquidation of the interest of a Member in the Company shall be made in exchange for the interest of such Member in Property pursuant to Section 736(b)(1) of the Code, including, but not limited to, the interest of such Member in the goodwill of the Company.
(
     (SECTION 11.9. THE LIQUIDATORSection 11.9. The Liquidator .
(
     *i)FEES.   The  Company  is  authorized to pay a reasonable fee to the
Liquidator for services performed pursuant to this Article XI and to reimburse the Liquidator for reasonable costs and expenses incurred in performing such services.
(
     *j)INDEMNIFICATION. The Company may indemnify, save harmless and pay all judgments and claims against the Liquidator or any officers, directors, managers, agents or employees thereof relating to any liability or damage incurred by reason of any act performed or omitted to be performed by the Liquidator or any officers, directors, managers, agents or employees thereof in connection with the liquidation of the Company, including reasonable attorneys' fees incurred thereby in connection with the defense of any action based on any such act or omission, which attorneys' fees may be paid as incurred, except to the extent such liability or damage is caused by the fraud, intentional misconduct or knowing violation of Applicable Law by the Liquidator or any officers, directors, managers, agents or employees thereof that was material to the subject cause of action.
(
     *k)FORM  OF  LIQUIDATING  DISTRIBUTIONS.    For   purposes  of  making
distributions required by Section 11.2, the Liquidator may determine whether to distribute all or any portion of Property in-kind or to sell all or any portion of Property and distribute the proceeds therefrom.
(
****ARTIX. :  DISPUTE RESOLUTIONARTICLE XII  DISPUTE RESOLUTION
ARTICLE
     ARTICLE   SECTION  12.1.  GENERAL  PROVISIONSSection   12.1.   General
Provisions .
ARTICLE
     *a)DISPUTE.   Any  dispute,  controversy  or  claim  arising out of or
relating to this Agreement or any related agreement or the validity, interpretation, breach or termination hereof or thereof (other than a dispute, controversy or claim (x) brought by a Person who is not a Member or an Affiliate of a Member or (y) otherwise involving a Person who is not a Member or an Affiliate of a Member and such Person is an indispensable party for appropriate resolution of such dispute, controversy or claim) (a "DISPUTE"), including, without limitation, claims seeking redress or asserting rights under Applicable Law, shall be settled by arbitration in New York City in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The decision and award of the arbitrator shall be final and binding on all parties in interest. Judgment upon the decision award (including the allocation of costs of any arbitration) rendered by the arbitrator may be entered in any Court having jurisdiction
thereof.   Until completion of such arbitration, no party hereto  may  take any action not contemplated herein to force a resolution of the Dispute by any judicial, arbitral or similar process, except to the limited extent necessary to avoid expiration of a claim that might eventually be permitted hereby or as provided in Section 12.3.
(
     *b)All communications between the parties hereto that are a party to a Dispute (each, a "DISPUTE PARTY") or their respective representatives in connection with the attempted resolution of any Dispute shall be deemed to have been delivered in furtherance of a Dispute settlement and shall be exempt from discovery and production, and shall not be admissible in evidence (whether as an admission or otherwise), in any arbitral or other proceeding for the resolution of the Dispute.
(
     *c)In connection with any Dispute, the parties hereto expressly waive and forego any right to trial by jury.
(
     (SECTION  12.2.  CONSIDERATION  BY  SENIOR   EXECUTIVESSection   12.2.
Consideration by Senior Executives . If a Dispute cannot be resolved at an operational level, any Dispute Party may, by notice to the other Dispute Parties, request referral to the highest officer of each Member (or such
officer's  designee)  for  their  consideration.   Such  request  shall  be
accompanied by a written statement  of  the  Dispute  and  of  each Dispute
Party's  position.   Within fifteen (15) calendar days after such  request,
each of the non-requesting Dispute Parties shall either concur in such statement or prepare its own, and such statement(s) shall be delivered to
the officers  named  above.   Such  officers  shall  meet  in  person or by
telephone within thirty (30) days thereafter to seek a resolution.   If  no
resolution is reached by the expiration of forty-five (45) calendar days from the referral request, then any Dispute Party may submit such Dispute to resolution as further provided in Section 12.3 by notice to the other Dispute Parties.
(
     (SECTION 12.3. ARBITRATIONSection 12.3. Arbitration .
(
     *d)The arbitration shall be conducted in New York City. Each Dispute Party shall present its case, witnesses and evidence, if any, in the
presence  of  the other Dispute  Parties.   A  written  transcript  of  the
proceedings shall be made and furnished to the Dispute Parties. The arbitrator shall determine (i) any Dispute relating to the governance of the Company in accordance with the law of the state of Delaware, and (ii) any other Dispute in accordance with the law of the state of New York, in each case without giving effect to any conflict of law rules or other rules that might render such law inapplicable or unavailable, and shall apply this Agreement according to its terms.
(
     *e)The parties hereto shall be bound by any award or order resulting from any arbitration conducted hereunder and:
          (
          ((i) any monetary award shall include pre-award interest, to the extent appropriate, and shall be made and payable in United States currency through a bank selected by the recipient of such award, free of any withholding tax or other deduction, together with interest thereon at LIBOR in effect on the date of the award, from the date the award is granted to the date it is paid in full;
(
          ((ii) in the context of an attempt by any Dispute Party to enforce an arbitral award or order, the parties hereto hereby waive any defenses relating to the Dispute Parties' capacity or the validity of this Agreement or any related agreement under any law; and
(
          ((iii)   judgment  on  any  award  or  order  resulting  from  an
     arbitration conducted under this Section 12.3 may be entered and enforced in any court (in any country) having jurisdiction thereof or having jurisdiction over any of the Dispute Parties or any of their assets.
(
     *f)Except as expressly permitted by this Agreement, no party hereto shall commence or voluntarily participate in any court action or proceeding concerning a Dispute, except (I) for enforcement as contemplated by Section 12.3(b)(iii), (II) to restrict or vacate an arbitral decision based on the
grounds   specified  under  Applicable  Law  and  not  waived  in   Section
12.3(b)(ii), or (III) for interim relief as provided in Section 12.3(d). For purposes of the foregoing or enforcement of any undisputed obligation, each of the parties hereto hereby irrevocably submits to the non-exclusive jurisdiction of the courts of any state or federal court sitting in New York City and any appellate court from any thereof.
(
     *g)In addition to the authority otherwise conferred on the arbitral tribunal, such tribunal hereunder shall have the authority to make such orders for interim relief, including, without limitation, injunctive relief
and  specific  performance,  as  it may deem just and  equitable.   If  the
tribunal shall not have been appointed, any Dispute Party may seek interim relief from a court having jurisdiction if the award to which the applicant may be entitled may be rendered ineffectual without such interim relief. Upon appointment of the tribunal following any grant of interim relief by a court, the tribunal may affirm or disaffirm such relief, and the Dispute Parties shall seek modification or rescission of the court action as necessary to accord with the tribunal's decision.
(
     *h)The prevailing Dispute Party in any arbitration conducted under this Section 12.3 shall be entitled to recover from the other Dispute Parties (as part of the arbitral award or order) such prevailing Dispute Party's reasonable attorneys' fees and other costs of arbitration.
(
     *i)Insofar as it is within the control of the Dispute Parties, and notwithstanding anything to the contrary in the applicable arbitration rules:
(
          ((i) the arbitrator shall be selected within thirty (30) calendar days after such Dispute is submitted to arbitration hereunder;
(
          ((ii) any  discovery that may be permitted (A) shall be completed
     within  sixty  (60)   calendar  days,  (B)  shall  not  exceed  single
     depositions of more than five (5) individuals per side who are directly involved and (C) shall not exceed a single, reasonable request for directly relevant documents;
(
          ((iii) any hearing that may be held shall take place within ninety (90) calendar days after completion of discovery, and each Dispute Party's presentation at the hearing shall not require more than three (3) full days;
(
          ((iv) any written briefs submitted to the arbitrator shall not exceed a total of twenty-five (25) pages prior to the hearing and fifteen (15) pages subsequently, in each case excluding exhibits; and
          ((v) the decision shall be issued in writing, with reasons therefor, within thirty (30) days after the hearing.
(
****ARTIXI. :  MISCELLANEOUSARTICLE XIII  MISCELLANEOUS
ARTICLE
     ARTICLE  SECTION  13.1.  NOTICESSection  13.1.  Notices  .   Except as
otherwise set forth herein, all notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered if delivered by hand, by telecopier (confirmed by hand delivery or overnight courier service) or by overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
ARTICLE
ARTICLE

ARTICLE                                             ARTICLE
                ARTICLE IF TO IASG:                 ARTICLE WITH A COPY TO:
                                                    ARTICLE
ARTICLE International Airline Support Group, Inc.   ARTICLE King & Spalding
ARTICLE 1954 Airport Road, Suite 200                ARTICLE 191 Peachtree
ARTICLE Atlanta, GA 30341                           Street
ARTICLE Attention: Chief Financial Officer          ARTICLE Atlanta, GA
ARTICLE Telephone: 770-455-7575                     30303-1763
ARTICLE Telecopier: 770-455-7550                    ARTICLE Attention:
                                                    Philip A. Theodore,
                                                    Esq.
                                                    ARTICLE Telephone: 404-527-4676
                                                    ARTICLE Telecopier: 404-572-5100
                                                    ARTICLE
              ARTICLE IF TO AIRCORP:                ARTICLE WITH A COPY TO:
                                                    ARTICLE
ARTICLE AirCorp, Inc.                               ARTICLE
ARTICLE 3890 West Northwest Highway, Suite 700
ARTICLE Dallas, TX 75220
ARTICLE Attention: Jim Wikert
ARTICLE Telephone: 214-902-2518
ARTICLE Telecopier: 214-350-1399

ARTICLE
     ARTICLE SECTION 13.2. BINDING EFFECT; ASSIGNMENTSection 13.2. Binding Effect; Assignment . Except as otherwise provided in this Agreement, every covenant, term and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors transferees and assigns. Notwithstanding the preceding sentence, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of all other parties hereto, except for such transfers that comply with Article X.
ARTICLE
     ARTICLE SECTION 13.3. ENTIRE AGREEMENTSection 13.3. Entire Agreement . This Agreement, together with the Omnibus Agreement, represents the entire understanding of the parties hereto with reference to the matters set forth herein and supersede all prior negotiations, discussions, correspondence, communications and prior agreements among the parties hereto or their Affiliates relating to the subject matter herein.
ARTICLE
     ARTICLE SECTION 13.4. WAIVERSection 13.4. Waiver . Any failure of any party hereto to comply with any obligation, covenant, agreement or condition contained herein may be waived by the party entitled to the benefits thereof, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.
ARTICLE
     ARTICLE SECTION 13.5. INTERPRETATIONSection 13.5. Interpretation .
ARTICLE
     *a)CONSTRUCTION. Every covenant, term and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.
(
     *b)TIME. In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall not be included, but the time shall begin to run on the next succeeding day.
(
     *c)HEADINGS. Article, Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.
(
     *d)INCORPORATION BY REFERENCE. Every exhibit, schedule and other appendix attached to this Agreement and referred to herein is not incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.
(
     *e)VARIATION OF TERMS. All terms and any variations thereof shall be deemed to refer to masculine, feminine or neuter, singular or plural, as the identity of the Person or Persons may require.

     SECTION 13.6. SEVERABILITYSection 13.6. Severability . Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 13.6 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Member to lose the material benefit of its economic bargain.

     SECTION 13.7. GOVERNING LAWSection 13.7. Governing Law . Except as set forth in Section 12.3(a), this Agreement shall be governed by, and construed in accordance with the laws of, the state of Delaware.

     SECTION 13.8. COUNTERPART EXECUTIONSection 13.8. Counterpart Execution . This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute a single agreement.

     SECTION 13.9. SPECIFIC PERFORMANCESection 13.9. Specific Performance . Each Member hereby acknowledges and agrees that (a) the other Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event and (b) in addition to any other remedy to which the non-breaching Members may be entitled, at law or in equity, the non-breaching Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of competent jurisdiction.

     IN WITNESS WHEREOF, the parties have executed and entered into this Operating Agreement of the Company as of the day first above set forth.



                         AIRCORP, INC.



                         By:


                         Name:


                         Title:




                         INTERNATIONAL AIRLINE SUPPORT GROUP, INC.



                         By:


                         Name:


                         Title:














[August 30, 1999 (5:06PM)] [2-848661-1]

                                EXHIBIT A:

                       THE CERTIFICATE OF FORMATION
            FILED WITH THE OFFICE OF THE SECRETARY OF STATE OF
                           THE STATE OF DELAWARE

                                EXHIBIT B:

                        THE MANAGERS OF THE COMPANY



Name  Address Designated by

















                                EXHIBIT C:

                    THE INITIAL OFFICERS OF THE COMPANY



Name                                                          Address Title

















                                EXHIBIT D:

              EXCEPTIONS TO NONTRANSFER RULE OF SECTION 10.1